SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.        )

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☐          Soliciting Material Pursuant to §240.14a-12

IXIA

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 — ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD OF DIRECTORS AND COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
PROPOSAL 2 — APPROVAL OF AMENDMENTS TO 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER AND TO AUTHORIZE THE GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
PROPOSAL 3 — APPROVAL OF AMENDMENTS TO THE COMPANY’S DIRECTOR STOCK OPTION PLAN
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
Appendix A
Appendix B
Appendix C
AMENDED AND RESTATED 1997 STOCK OPTION PLAN
AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IXIA

IXIA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 13, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Ixia, a California corporation (the “Company”), will be held Thursday, May 13, 2004, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301, for the following purposes, each as more fully described in the attached Proxy Statement:

     1. To elect four directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Jean-Claude Asscher, Massoud Entekhabi, Errol Ginsberg and Jon F. Rager.

     2. To approve amendments to the Company’s 1997 Stock Option Plan principally to (a) increase the number of shares issuable thereunder by 5,000,000 shares and (b) authorize the grant thereunder of restricted stock and restricted stock units in addition to incentive and nonstatutory stock options.

     3. To approve amendments to the Company’s Director Stock Option Plan principally to (a) increase the number of shares issuable thereunder by 200,000 shares, (b) increase the number of shares subject to and the vesting period of future options granted to non-employee directors upon their initial election or appointment to the Board of Directors, (c) increase the number of shares subject to future options granted to non-employee directors upon their re-election to the Board, (d) shorten the terms of future options granted under the Director Plan and (e) allow future options granted under the Director Plan, to the extent vested, to be exercised until the end of their original terms after a director ceases to be a non-employee director of the Company.

     4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2004.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on March 22, 2004 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

By Order of the Board of Directors

Ronald W. Buckly
Corporate Secretary

Calabasas, California
April 5, 2004

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

IXIA

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Ixia (“Ixia” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Thursday, May 13, 2004, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). The Annual Meeting will be held at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301.

     These proxy solicitation materials are first being mailed on or about April 16, 2004 to all shareholders entitled to vote at the Annual Meeting.

     Only shareholders of record at the close of business on March 22, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 60,156,558 shares of the Company’s Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than four candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder’s intention to cumulate votes. The four candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company’s Articles of Incorporation, the affirmative vote of a majority of shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

     Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by “broker non-votes” (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present or represented and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Georgeson Shareholder to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,500 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company’s directors, officers and regular employees, without additional compensation.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2005 (the “2005 Annual Meeting”) must be received by the Company no later than December 6, 2004 to be included in the proxy materials relating to that annual meeting. Proposals of shareholders which are not intended to be included in the proxy materials relating to the 2005 Annual Meeting but which are intended to be presented at the meeting must be received by the Company prior to February 12, 2005 in accordance with the deadline established in the Company’s Bylaws; provided, however, that if the date of the 2005 Annual Meeting is more than 30 days before or after the anniversary date of the 2004 Annual Meeting, the Company must receive written notice of such matters not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting is mailed to shareholders or otherwise publicly disclosed. In addition and unless the Company receives written notice of such matters on or before the foregoing deadline established in accordance with the Company’s Bylaws, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the Company’s proxy materials but which are raised at the 2005 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 13, 2004.

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

     A board of four directors will be elected at the Annual Meeting. Howard Oringer, who is currently a director of the Company, will not stand for re-election at the Annual Meeting. Accordingly, the Bylaws of the Company have been amended, effective as of the date of the 2004 Annual Meeting, to provide for the Board of Directors of the Company to be comprised of four persons. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s four nominees named below, all of whom are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

     The names of the nominees and certain information about them are set forth below:

Name	Age	Position(s) with the Company	Director Since
Jean-Claude Asscher	75	Chairman of the Board	1997

Errol Ginsberg	48	Director, President and Chief Executive Officer	1997

Massoud Entekhabi	49	Director	2003

Jon F. Rager	64	Director	1997

     Mr. Asscher has been a director of the Company since May 1997 and Chairman of the Board since June 1997. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. (“Tekelec-Airtronic”), a French electronics company, since he founded that company in 1961. Mr. Asscher also serves as a director and Chairman of the Board of Tekelec, a telecommunications equipment manufacturer.

     Mr. Ginsberg has served as the Company’s Chief Executive Officer since September 2000, as a director since May 1997 and as President since June 1997.

     Mr. Entekhabi became a director of the Company in April 2003. Since January 2004, Mr. Entekhabi has served as Managing Director of Zenith Equity Partners, a private equity firm. From July 2000 until December 2003, Mr. Entekhabi served as Managing Director of TL Ventures, a venture capital firm. From 1973 to July 2000, Mr. Entekhabi was employed by PricewaterhouseCoopers LLP, the Company’s independent accountants (and its predecessor, Coopers & Lybrand LLP), where he was a partner from 1987 until July 2000.

     Mr. Rager has been a director of the Company since May 1997 and served as the Company’s Chief Financial Officer from June 1997 to March 2000. Since 1975, Mr. Rager has been a practicing accountant with, and President of, RBDM Rager Meyer Accountancy Corporation (and its predecessors). Mr. Rager also serves as a member of the Board of Directors of Tekelec.

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.

Information Regarding the Board of Directors and its Committees

     The Company’s Bylaws require that the Company’s Board of Directors consist of four to seven directors. The number of directors is currently fixed at five and will be reduced to four effective as of the date of the Annual Meeting. Directors are elected annually and serve until their successors are duly elected and qualified or until their earlier resignation, removal or death.

     The Board of Directors held a total of seven meetings during 2003 and acted five times by unanimous written consent. During 2003, each director of the Company other than Mr. Oringer attended at least 75% of the total number of meetings of the Board of Directors and of the Board committees on which he served.

     The Board has determined that each of Messrs. Asscher, Entekhabi, Oringer and Rager is independent as defined under the current listing standards of The Nasdaq Stock Market.

     The Company expects members of its Board of Directors to attend the Company’s annual meetings of shareholders. All Board members attended the Company’s 2003 Annual Meeting.

     The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

     Audit Committee. During 2003, the Audit Committee was comprised of Messrs. Asscher (Chairman), Bass and Oringer until March 2003, of Messrs. Asscher (Chairman) and Oringer from March 2003 until May 2003, and of Messrs. Entekhabi, Oringer and Rager (Chairman) thereafter. The Board has determined that each current member of the Audit Committee is independent as defined in Rule 4200(a)(15) of the current listing standards of The Nasdaq Stock Market and meets the applicable additional Nasdaq independence requirements for audit committee members. The Board has also determined that each of Jon F. Rager and Massoud Entekhabi qualifies as an audit committee financial expert within the meaning of applicable regulations of the Securities and Exchange Commission, and that each current member of the Audit Committee meets the financial literacy requirements of the current Nasdaq listing standards. The Audit Committee held four meetings during 2003 and also from time to time met informally to review the Company’s earnings releases and periodic filings with the Securities and Exchange Commission.

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, including overseeing (i) the integrity of the Company’s financial statements, (ii) the qualifications and independence of the Company’s independent auditors, (iii) the performance of the Company’s independent auditors, (iv) the integrity of the Company’s systems of internal accounting and financial controls and (v) the Company’s compliance with legal and regulatory requirements. The Audit Committee has sole authority for selecting, evaluating and, when appropriate, replacing the independent auditors and meets privately, outside the presence of management, with the independent auditors to discuss the Company’s internal accounting control policies and procedures. The Committee also reviews and approves in advance the services provided and fees charged by the Company’s independent auditors. The Audit Committee operates pursuant to a written charter approved by the Board. The charter, a copy of which is attached as Appendix A to this Proxy Statement, was revised in January 2004.

     Compensation Committee. During 2003, the Compensation Committee was comprised of Messrs. Oringer and Rager (Chairman) until May 2003 and of Messrs. Entekhabi, Oringer (Chairman) and Rager thereafter. The Board has determined that each member of the Compensation Committee is independent as defined in Rule 4200(a)(15) of the current listing standards of The Nasdaq Stock Market. The Compensation Committee met ten times during 2003 and acted three times by unanimous written consent.

     During 2003, the Compensation Committee was responsible for administering the Company’s 1997 Stock Option Plan, including determining the persons to whom options are granted and the terms of such options. In 2004, the Board delegated to the Compensation Committee additional responsibilities for overseeing and advising the Board with respect to the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans other than the Company’s Director Stock Option Plan. The Compensation Committee continues to administer the Company’s 1997 Stock Option Plan and also now determines the compensation paid to the Company’s executive officers and recommends to the Board the compensation paid to non-employee directors for Board and committee service. The Compensation Committee operates pursuant to a written charter approved by the Board. The charter, a copy of which is attached as Appendix B to this Proxy Statement, was revised by the Board in January 2004.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed in March 2004 and is comprised of Messrs. Asscher and Entekhabi (Chairman). The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in Rule 4200(a)(15) of the current Nasdaq listing standards.

     The Nominating and Corporate Governance Committee is responsible for recommending to the Board individuals qualified to serve as directors of the Company and as members of committees of the Board; advising the Board with respect to Board composition, procedures, committees and related matters; developing and recommending to the Board, and advising the Board with respect to, Corporate Governance Guidelines applicable to the Company; and overseeing the review and evaluation of the Board’s performance. The Nominating and Corporate Governance Committee operates pursuant to a written charter approved by the Board, a copy of which is attached as Appendix C to this Proxy Statement.

     Beginning with the Company’s 2005 Annual Meeting of Shareholders, the Nominating and Corporate Governance Committee will recommend to the Board the slate of directors to be elected at the annual meeting of the Company’s shareholders. The Nominating and Corporate Governance Committee will consider candidates for director nominees recommended by directors, officers and the shareholders of the Company. The Committee may also retain recruiting professionals to identify and evaluate director candidates. The Committee will also discuss the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. In evaluating director candidates, the Committee will consider factors that are in the best interests of the Company and its shareholders, including, among others, the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; and each candidate’s ability to devote sufficient time and effort to his or her duties as a director of the Company. There are no stated minimum criteria for director nominees.

     Shareholders wishing to recommend a director candidate may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302: (i) name of the candidate and a summary of the candidate’s background and qualifications; (ii) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (iii) a signed statement as to the recommending shareholder’s current status as a shareholder and the number of shares of Ixia Common Stock currently held.

     The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the candidate’s background and qualifications, an indication of the individual’s willingness to serve and other information. This information will be evaluated against the criteria described above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidates, those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews which may be used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominees to recommend to the Board to submit for election at the next annual meeting. The Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

     The Nominating and Corporate Governance Committee did not receive any director nominations from any shareholder requesting that the Committee consider a candidate for inclusion in the slate of nominees in the Company’s Proxy Statement for the 2004 Annual Meeting. Any shareholder desiring to present a nomination for consideration by the Nominating and Corporate Governance Committee prior to the Company’s 2005 Annual Meeting must do so prior to December 6, 2004 in order to allow adequate time for the Committee to properly consider the nominee.

Compensation of Directors

     Effective April 1, 2003, the Company pays to each non-employee director a quarterly retainer of $3,000 (except the Chairman of the Board who is paid $6,000), to each member of the Audit Committee a quarterly retainer of $2,000 and to each member of the Compensation Committee a quarterly retainer of $1,000. Prior to April 1, 2003, the Company had paid each non-employee director an annual retainer of $3,000 and had not paid retainers to members of the Audit or Compensation Committees. The total amount of cash compensation paid to all non-employee directors for 2003 was $75,750.

     The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

     Directors who are not employees of the Company are not eligible to participate in the Company’s 1997 Stock Option Plan and Employee Stock Purchase Plan. Under the Company’s Director Stock Option Plan (the “Director Plan”), each non-employee director appointed or elected to the Company’s Board of Directors is automatically granted an option to purchase 10,000 shares of the Company’s Common Stock upon his or her initial appointment or election to the Board. Under the Director Plan, each non-employee director is also automatically granted an option to purchase 5,000 shares upon his or her re-election to the Board provided he or she has served as a non-employee director of the Company for at least six months preceding the date of re-election. The exercise price of options granted under the Director Plan is 100% of the closing sales price of the Company’s Common Stock on the date of grant. The options vest in four equal quarterly installments commencing on the last day of the calendar quarter during which the grant is made and continue vesting as long as the holder remains a non-employee director of the Company. Options granted under the Director Plan terminate on the seventh anniversary of the date of grant or, if earlier, three months after the director ceases to serve as a non-employee director of the Company for any reason other than death or disability or 12 months after the director ceases to serve as a non-employee director due to death or disability.

     In accordance with the terms of the Director Plan, each of Messrs. Asscher, Oringer and Rager was granted an option to purchase 5,000 shares of the Company’s Common Stock upon his re-election as a director at the Company’s 2003 Annual Meeting. The options have an exercise price equal to $6.07 per share.

     In accordance with the terms of the Director Plan, Mr. Entekhabi was granted an option to purchase 10,000 shares of the Company’s Common Stock upon his initial appointment to the Board in April 2003. The option has an exercise price equal to $5.72 per share. Upon his initial appointment to the Board, Mr. Entekhabi was also granted an option to purchase 25,000 shares of Common Stock which was not granted pursuant to the Director Plan. The option to purchase 25,000 shares vests over two years in eight equal quarterly installments, commencing on June 30, 2003, and has a seven-year term subject to earlier termination on the same terms and conditions applicable to options granted under the Director Plan. The option has an exercise price equal to $5.72 per share which was the closing sales price of the Company’s Common Stock on the date of grant of the option.

     Upon their re-election to the Board at the 2004 Annual Meeting, each of Messrs. Asscher, Entekhabi and Rager will automatically be granted options to purchase 5,000 shares of the Company’s Common Stock in accordance with the terms of the Director Plan. If Proposal 3 is approved by the Company’s shareholders at the Annual Meeting, the number of shares subject to those options will be increased to 10,000, the options will terminate as to each vested installment four years after vesting, and the options will remain exercisable as to vested installments for the entire four-year period even if the director ceases to serve as a non-employee director of the Company.

Shareholder Communications with the Board of Directors

     The Board of Directors has implemented a process by which the Company’s shareholders may send written communications to the Board’s attention. Any shareholder wishing to communicate with the Board, any of its Committees or one or more of its individual directors, may do so by sending a letter addressed to the Ixia Board of Directors, the particular Committee or the individual director(s), c/o Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302. The Board has instructed the Corporate Secretary to promptly forward each communication so received directly to the full Board, the Committee or the individual Board members specifically addressed in the communication.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

     The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. The Audit Committee operates pursuant to a charter which was originally adopted by the Board of Directors in September 2000 and which was revised by the Board in January 2004. A copy of the charter is attached as Appendix A to this Proxy Statement. The Audit Committee is comprised solely of directors who are independent within the meaning of current Nasdaq stock market listing standards and applicable rules of the Securities and Exchange Commission and who also meet applicable financial literacy requirements.

     Management of the Company is responsible for the preparation and integrity of the Company’s financial statements and has the primary responsibility for the Company’s financial statements and the financial reporting process, including internal controls. PricewaterhouseCoopers LLP, the Company’s independent accountants, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and with PricewaterhouseCoopers LLP. The Audit Committee has also discussed with

PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including, among other items, matters related to the conduct by the independent accountants of the audit of the Company’s consolidated financial statements. The Committee has also received the written disclosures and correspondence from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP matters relating to its independence from the Company.

     The Audit Committee recognizes that management and the Company’s independent accountants have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices, than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and by the Company’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s accountants are in fact “independent.”

     Based upon the reviews and discussions described in this Report of the Audit Committee, and subject to the limitations on the role and responsibilities of the Committee described above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission. The Audit Committee has also approved, subject to ratification by the Company’s shareholders, the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2004.

AUDIT COMMITTEE

Jon F. Rager, Chairman Massoud Entekhabi* Howard Oringer

*Mr. Entekhabi became a member of the Audit Committee in May 2003.

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table shows information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2004, by: (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table on page 15, and (iv) all of the Company’s current directors and executive officers as a group:

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Stéphane Ratel(2) c/o Technology Capital Group S.A. 5, boulevard de la Foire L-1528 Luxembourg Grand-Duchy of Luxembourg	24,855,000		41.6%

Errol Ginsberg c/o Ixia 26601 W. Agoura Road Calabasas, California 91302	6,271,583	(3)	10.5
Mark MacWhirter	619,170	(4)	1.0
Jon F. Rager	580,000	(5)	*
Thomas B. Miller	399,258	(6)	*
David Anderson	349,000	(7)	*
Jean-Claude Asscher	284,000	(8)	*
Joseph A. Noble	217,550	(9)	*
Howard Oringer	50,900	(10)	*
Executive officers and directors as a group (12 persons)	9,129,566	(11)	14.5

*	Less than one percent.

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)	Mr. Ratel is the principal beneficial owner of Technology Capital Group S.A., an investment company organized under the laws of Luxembourg.

(3)	Represents 6,271,583 shares held by The Errol Ginsberg and Annette R. Michelson Family Trust, of which Mr. Ginsberg and Annette R. Michelson are trustees and as to which shares they share voting and investment power. Ms. Michelson is the wife of Mr. Ginsberg.

(footnotes continue on next page)

(4)	Includes 243,500 shares subject to options held by Mr. MacWhirter which are exercisable or become exercisable within 60 days after March 1, 2004.

(5)	Includes 565,000 shares held by the Rager Family Trust, of which Mr. Rager and his wife are trustees and as to which shares they share voting and investment power. Also includes 15,000 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after March 1, 2004.

(6)	Represents 399,258 shares subject to options held by Mr. Miller which are exercisable or become exercisable within 60 days after March 1, 2004.

(7)	Represents 349,000 shares subject to options held by Mr. Anderson which are exercisable or become exercisable within 60 days after March 1, 2004.

(8)	Includes 15,000 shares subject to options held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 1, 2004. Does not include an aggregate of 1,980,000 shares held by Mr. Asscher’s adult children, as to which shares Mr. Asscher disclaims beneficial ownership.

(9)	Includes 94,062 shares subject to options held by Mr. Noble which are exercisable or become exercisable within 60 days after March 1, 2004.

(10)	Includes 35,900 shares held by the Oringer Family Trust, of which Mr. Oringer and his wife are trustees and as to which shares they share voting and investment power, and 15,000 shares subject to options held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 1, 2004.

(11)	Includes 1,487,195 shares subject to options and warrants held by current officers and directors as a group which are exercisable or become exercisable within 60 days after March 1, 2004.

EXECUTIVE OFFICERS

     The executive officers of the Company and certain information about is set forth below:

Name	Age	Position(s)
Errol Ginsberg	48	President, Chief Executive Officer and Director

Alan Amrod	45	Vice President, Marketing

David Anderson	48	Senior Vice President, Worldwide Sales and Business Development Operations

Robert W. Bass	58	Executive Vice President, Operations

Cliff Hannel	42	Vice President, Engineering

Mark MacWhirter	45	Vice President, Software Development

Thomas B. Miller	48	Chief Financial Officer

Joseph A. Noble	52	Vice President, Asia Pacific Sales

     Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Ginsberg, see “Election of Directors - Nominees” above.

     Mr. Amrod joined the Company as Vice President, Marketing in August 2003. From June 2000 to August 2003, Mr. Amrod served as Vice President of Marketing for the Enterprise Division of Alcatel. From June 1998 to June 2000, he served as Director of Vertical Sales and Marketing at Xylan Corporation which was acquired by Alcatel in 1999.

     Mr. Anderson joined the Company as Vice President, Business Development in August 2001. He assumed his present position as Senior Vice President, Worldwide Sales and Business Development Operations in October 2001. From January 1999 until June 2001, Mr. Anderson served as a general partner of Forrester Banwell, a consulting firm which provides business development services to technology companies.

     Mr. Bass joined the Company as Executive Vice President, Operations in March 2003. From August 2000 until March 2003, he served as a director of the Company. From March 2001 until June 2002, Mr. Bass served as General Manager, Mobile Communications Division, of Intel. From December 1991 until March 2001, Mr. Bass was employed by Xircom, Inc., a provider of mobile information access solutions, where he most recently served as Vice President, Worldwide Operations from January 1997 until March 2001.

     Mr. Hannel joined the Company as Senior Director of Engineering in May 2000 and assumed his present position as Vice President, Engineering in February 2001. From August 1996 to May 2000, Mr. Hannel served as Vice President, Product Development of Internet Dynamics, a developer of network security software.

     Mr. MacWhirter joined the Company as Vice President, Software Development in August 1999. From December 1994 to August 1999, Mr. MacWhirter served as President of LearningCurve, Inc., a software consulting company. From August 1997 to August 1999, Mr. MacWhirter also served as a consultant to the Company in his capacity as President of LearningCurve.

     Mr. Miller joined the Company as Chief Financial Officer in March 2000. From March 1997 to October 1999, Mr. Miller was employed by CoCensys, a biotechnology research and development company where he served as Director of Finance and Controller.

     Mr. Noble joined the Company as Vice President, Sales in March 1999. He became Vice President, North American Sales in April 2000 and assumed his present position as Vice President, Asia Pacific Sales in November 2003.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth certain information for the three years ended December 31, 2003 concerning compensation paid or accrued by the Company or its subsidiaries to or on behalf of the Company’s Chief Executive Officer and each of the Company’s other four most highly compensated executive officers serving at December 31, 2003:

					Long-Term
					Compensation
		Annual Compensation			Awards
					Securities
Name and					Underlying	All Other
Principal Position(s)	Year	Salary(1)		Bonus(2)	Options	Compensation(3)
Errol Ginsberg	2003	$314,226		$255,651	0	$2,500
Chief Executive Officer and	2002	300,346		0	0	2,500
President	2001	277,680		20,000	0	2,500

David Anderson(4)	2003	486,142	(5)	0	0	0
Senior Vice President,	2002	393,956	(5)	0	200,000	0
Worldwide Sales and Business	2001	130,307	(5)	0	200,000	0
Development Operations

Joseph A. Noble	2003	396,384	(6)	0	15,000	0
Vice President,	2002	264,306	(6)	0	30,000	0
Asia Pacific Sales	2001	320,013	(6)	0	0	2,500

Thomas B. Miller	2003	204,749		93,000	16,000	2,500
Chief Financial Officer	2002	194,963		0	30,000	2,500
	2001	174,688		15,000	0	2,500
Cliff Hannel	2003	193,704		97,000	20,000	2,500
Vice President,	2002	184,441		0	30,000	2,500
Engineering	2001	217,887		33,500	100,000	2,500

(1)	Includes amounts, if any, deferred at the election of the named executive officer under the Company’s 401(k) Plan.

(2)	Bonuses for 2003 and 2001 were paid as discretionary bonuses.

(3)	The amounts shown in this column represent Company matching contributions allocated under the Company’s 401(k) Plan to the accounts of the named executive officers who elected to participate in the 401(k) Plan.

(4)	Mr. Anderson commenced his employment with the Company in August 2001.

(5)	Amounts shown for Mr. Anderson for 2003, 2002 and 2001 include sales commissions of $220,751, $142,978 and $47,417, respectively. These commissions were paid in lieu of any participation in the Company’s bonus plans or any discretionary bonuses.

(6)	Amounts shown for Mr. Noble for 2003, 2002 and 2001 include sales commissions of $300,361, $179,993 and $235,700, respectively. These commissions were paid in lieu of participation in the Company’s bonus plans or any discretionary bonus.

Option Grants in 2003

     The following table sets forth certain information concerning stock option grants in 2003 to the executive officers named in the Summary Compensation Table who were granted stock options during 2003:

					Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price Appreciation
	Individual Grants(1)				for Option Term(5)
	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise
	Options	Employees	Price	Expiration
Name	Granted	in 2003(2)	($/Share)(3)	Date(4)	5%	10%
Joseph A. Noble	15,000	0.8%	$4.10	12/31/2008	$20,894	$47,394
Thomas B. Miller	16,000	0.9%	$4.10	12/31/2008	$19,293	$43,327
Cliff Hannel	20,000	1.1%	$4.10	12/31/2008	$23,924	$53,267

(1)	The options in this table were granted under the Company’s 1997 Stock Option Plan and vest and become exercisable over four years, provided the optionee continues to serve as an employee of the Company.

(2)	In 2003, the Company granted options to employees to purchase an aggregate of 1,798,000 shares.

(3)	The exercise price per share of such options was not less than 100% of the closing sales price on the date of grant as reported on The Nasdaq Stock Market.

(4)	Options are exercisable as to each installment of vested shares for a period of four years following the vesting date, subject to earlier termination under certain circumstances relating to termination of employment. The last vested installment expires on the date in this column.

(5)	Assumes a per share fair market value on the date of grant equal to the closing sales price of the Company’s Common Stock as reported on The Nasdaq Stock Market on the date of grant. The dollar amounts under these columns represent the potential realizable value of each grant assuming that the market value of the Company’s stock appreciates from the date of grant to the expiration of the option at annualized rates of 5% and 10%. These assumed rates of appreciation have been specified by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast future financial performance or possible future appreciation in the price of the Company’s stock. The actual amount the executive officer may realize will depend on the extent to which the stock price exceeds the exercise price of the option on the date on which the shares are sold.

Aggregated Option Exercises in 2003 and Option Values at December 31, 2003

     The following table sets forth certain information concerning stock option exercises during 2003 and unexercised options held as of December 31, 2003 by the executive officers named in the Summary Compensation Table:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in-the-Money Options at
	Shares Acquired	Value	Options at 12/31/2003		12/31/2003(2)
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
David Anderson	31,000	$214,618	312,750	406,250	$370,175	$1,288,375
Joseph A. Noble	0	0	101,250	28,125	1,038,003	139,500
Thomas B. Miller	20,742	179,023	368,258	57,000	4,051,896	463,949
Cliff Hannel	65,500	535,914	172,938	91,250	971,467	472,063

(1)	Represents the difference between the closing sales price of the Company’s Common Stock on the date of exercise as reported on The Nasdaq Stock Market and the exercise price of such options.

(2)	Based on the difference between the closing sales price of the Company’s Common Stock on December 31, 2003 as reported on The Nasdaq Stock Market (i.e., $11.70 per share) and the exercise price of such options.

Employment Agreements and Termination of Employment and Change-in-Control Arrangements

     Under the Company’s officer severance plan (the “Severance Plan”), all of the Company’s current executive officers are entitled to receive severance benefits following the termination of their employment if the termination is non-temporary, involuntary and without cause. In addition, if the Company experiences a “change in control,” as that term is defined by the Severance Plan, an eligible officer will receive benefits under the Severance Plan if the officer terminates his or her employment either for any reason within one year following the change in control or for “good reason,” as that term is defined by the Severance Plan, within two years following the change in control. Good reason includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits.

     Each eligible officer’s severance pay equals the product of:

•	his or her highest annual compensation (i.e., base salary plus bonus); and

•	a percentage determined in accordance with the following table:

	Highest Office Held at or Prior to Termination
		Senior Vice President/	Chief Financial Officer/	Chief Executive
Length of Employment	Vice President	Executive Vice President	Chief Operating Officer	Officer/President
Less than One Year	50%	55%	60%	65%
Between One and Three Years	75%	80%	85%	100%
Between Three and Five Years	100%	105%	110%	200%
More than Five Years	125%	130%	140%	300%

     Based on these factors, the amounts that would be payable under the Severance Plan to the executive officers named in the Summary Compensation Table on page 15 if their employment were terminated as of March 15, 2004 under circumstances entitling them to severance benefits under the Severance Plan would be as follows: Mr. Ginsberg — $1,796,028, Mr. Anderson — $376,601, Mr. Noble — $479,358, Mr. Miller — $337,700 and Mr. Hannel — $307,000. Severance benefits also include the continuation, at the Company’s expense, of health care insurance for a period of 18 months following termination of employment. In the event that an officer’s severance benefits upon termination will exceed three times the officer’s base compensation for purposes of Section 280G of the Internal Revenue Code of 1986, as amended, the benefits will automatically be reduced by the minimum amount necessary to ensure that the benefits do not exceed the amount determined pursuant to Section 280G.

Equity Compensation Plan Information

     The Company currently maintains compensation plans that provide for the issuance of Common Stock to officers, employees and directors of the Company and its subsidiaries. These plans consist of the 1997 Stock Option Plan (the “1997 Plan”) and the Director Stock Option Plan (the “Director Plan”), both of which were approved by the Company’s shareholders, and certain nonstatutory stock options and warrants granted to directors of the Company, which options and warrants were not approved by the Company’s shareholders. The following table sets forth information regarding outstanding options, warrants and shares reserved for future issuance under the foregoing plans as of December 31, 2003:

			Number of Shares
	Number of Shares		Remaining Available for
	to be Issued	Weighted-Average	Future Issuance Under
	Upon Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options	Outstanding Options	Plans (excluding shares
	and Warrants	and Warrants	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by shareholders
1997 Plan	10,957,112	$6.60	4,784,791
Director Plan	55,000	9.67	145,000
Equity compensation plans not approved by shareholders
Warrants(1)	50,000	7.00	0
Options(2)	25,000	5.72	0
Total	11,087,112		4,929,791

(1)	Consists of warrants issued to a former director of the Company who is currently one of the Company’s executive officers. The warrants were granted prior to the Company’s initial public offering at an exercise price per share equal to the fair market value of the Company’s Common Stock on the grant date, as determined by the Board of Directors. The warrants have a seven-year term and are fully vested.

(2)	Consists of options issued to a director of the Company in connection with his initial election to the Board of Directors. The options were granted at an exercise price per share equal to the closing sales price of the Company’s Common Stock on the date of grant. The options vest in eight equal quarterly installments and expire in April 2010.

Compensation Committee Interlocks and Insider Participation

     During 2003, the Compensation Committee consisted of Messrs. Rager (Chairman) and Oringer until May 2003 and of Messrs. Rager, Entekhabi and Oringer (Chairman) thereafter. Each such individual is a non-employee director of the Company. None of the members of the Compensation Committee is or was a current or former officer or an employee of the Company or its subsidiaries, except that Mr. Rager held the title of Chief Financial Officer of the Company from June 1997 to March 2000.

BOARD OF DIRECTORS AND COMPENSATION COMMITTEE

REPORTS ON EXECUTIVE COMPENSATION

     The Company’s executive compensation program consists of both cash-based and stock-based compensation. During 2003, the Board of Directors and the Compensation Committee of the Board of Directors shared responsibility for determining and administering the compensation program for the Company’s executive officers. The Board of Directors was responsible for determining the 2003 annual base salaries of the Company’s executive officers and approving the bonuses paid to executive officers for 2003. In 2004, the Board delegated those responsibilities to the Compensation Committee which, since May 2000, has also been delegated responsibility for administering the Company’s 1997 Stock Option Plan pursuant to which stock options are granted to the Company’s employees, including the Company’s executive officers.

     The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 24 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Board of Directors Report on Executive Compensation

     The principal objectives of the Company’s executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company’s executive compensation program consists of three basic components — base salaries, cash bonuses and stock options.

     For 2003, the Board of Directors set and approved the base salaries of all executive officers and approved the bonuses for the Company’s employees, including its executive officers. In determining annual base salaries and annual bonuses for 2003, the Board considered base salary and bonus information for comparable companies and for the data communications, telecommunications and electronics industries in general that was available from compensation surveys and various other sources. The Board also took into account each officer’s position, responsibilities, experience, contributions and individual performance and considered the Company’s financial results and condition as well as the Company’s growth in revenues and earnings. Due to the highly competitive nature of the data communications, telecommunications and electronics industries, the Board believes that compensation packages above the competitive median may be necessary and appropriate to attract and retain qualified executive officers.

     The Board increased annual base salaries of the Company’s executive officers for 2003 by percentages ranging from 0% to 13.9% over their annual base salaries for 2002.

     The Board believes that a significant portion of each officer’s annual compensation should be related to the Company’s financial performance. Accordingly, based on the Company’s 2003 financial results and individual performance, the Company paid bonuses in an aggregate amount of

$361,000 to its executive officers other than Mr. Ginsberg (and other than Messrs. Anderson and Noble who received sales commissions rather than bonuses). Such bonuses ranged from $33,000 to $97,000 and were equal to percentages ranging from 16.5% to 50.3% of an individual officer’s annual base salary.

     The Board was also responsible for determining the annual compensation of Mr. Ginsberg for 2003. The Board increased Mr. Ginsberg’s annual base salary for 2003 to $314,226 which represented an increase of $14,976, or 5.0%, over his base salary for 2002. Based on the Company’s 2003 financial results and Mr. Ginsberg’s performance in 2003, Mr. Ginsberg received a bonus for 2003 in the amount of $255,651. Although Mr. Ginsberg is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board regarding the setting of his salary or the award of any bonus to him.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company’s general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer’s compensation may exceed the amount that is deductible.

BOARD OF DIRECTORS

Jean-Claude Asscher, Chairman
Massoud Entekhabi*
Errol Ginsberg
Howard Oringer
Jon F. Rager

* Mr. Entekhabi became a director of the Company in April 2003.

Compensation Committee Report on Executive Compensation

     During 2003, the Compensation Committee was responsible for administering the Company’s 1997 Stock Option Plan. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company’s Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

     Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including the officer’s position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company’s Common Stock on the date of grant. New hire stock options generally vest as to 25% of the shares covered thereby on the one-year anniversary of the date of grant and as to the remaining 75% of the shares in 12 equal quarterly installments thereafter, as long as the optionee remains an employee of the Company. Annual performance stock option grants typically vest in quarterly installments over four years, as long as the optionee remains an employee of the Company. New hire and performance stock option grants therefore encourage an optionee to remain an employee of the Company. Options granted during 2003 generally provided that vested installments of options remain exercisable for a period of four years following the vesting date subject to earlier termination under certain circumstances relating to termination of employment.

     In 2003, options to purchase an aggregate of 617,000 shares of Common Stock were granted to all executive officers as a group and represented 34.3% of all options granted to employees in 2003. Option grants to executive officers in 2003 consisted of options to purchase 350,000 shares granted to one executive officer in connection with his joining the Company, options to purchase 200,000 shares granted to another executive officer in connection with his joining the Company, and options to purchase an aggregate of 67,000 shares granted to certain of the Company’s other officers as annual performance grants. Information concerning options granted during 2003 to the executive officers named in the Summary Compensation Table on page 15 is provided in the table entitled “Executive Compensation and Other Information — Option Grants in 2003” on page 16. The Compensation Committee did not grant any stock options to Mr. Ginsberg in 2003.

COMPENSATION COMMITTEE

Howard Oringer, Chairman
Massoud Entekhabi*
Jon F. Rager

* Mr. Entekhabi became a member of the Compensation Committee in May 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership of the Company’s Common Stock with the SEC. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the Company’s review of the copies of such forms furnished to it and on written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were completed on a timely basis during 2003.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the period commencing October 18, 2000, which was the date of the Company’s initial public offering. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return*
among Ixia, the Total Return Index for The Nasdaq Stock Market
(U.S. Companies) and the Nasdaq Computer Manufacturers Index

	10/18/00	12/31/00	12/31/01	12/31/02	12/31/03
Ixia	$100	$114	$64	$18	$59
The Nasdaq Stock Market (U.S.)	100	77	61	43	64
Nasdaq Computer Mfrs.	100	56	38	25	35

*	Assumes (i) $100 invested on October 18, 2000, which was the date of the Company’s initial public offering, in Ixia Common Stock, the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

PROPOSAL 2 - APPROVAL OF AMENDMENTS TO
1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF
SHARES AUTHORIZED FOR ISSUANCE THEREUNDER
AND TO AUTHORIZE THE GRANT OF RESTRICTED STOCK
AND RESTRICTED STOCK UNITS

     The Board of Directors of the Company adopted in 1997, and the shareholders of the Company approved in 1998, the Company’s 1997 Stock Option Plan (the “1997 Plan”) under which 3,000,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1997 Plan was amended in May 1998, May 1999, February 2000, September 2000, March 2001 and March 2003 to increase the number of shares authorized for issuance thereunder by an aggregate of 20,500,000 shares. As a result of those amendments, the total number of shares authorized for issuance under the 1997 Plan as of March 15, 2004 was 23,500,000 shares.

     On March 25, 2004, the Board of Directors amended and restated the 1997 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Plan by an additional 5,000,000 shares (i.e., approximately 8.3% of the outstanding shares of the Company’s Common Stock as of the Record Date) and to authorize the grant of restricted stock and restricted stock units under the Plan, in addition to the options already authorized for issuance thereunder.

     The Board of Directors approved the increase in the number of shares authorized for issuance under the 1997 Plan in order to ensure the availability of sufficient shares of the Company’s Common Stock for option grants to new employees, including any new employees as a result of any future acquisitions by the Company, and for performance stock option grants to the Company’s employees. If the proposed amendment is approved by the shareholders, the Board of Directors believes that the shares authorized for issuance under the Plan should be sufficient to meet the Company’s presently anticipated stock incentive grant needs under the 1997 Plan at least until the Company’s Annual Meeting of Shareholders in 2005.

     Under the 1997 Plan, the Company is currently authorized to grant long-term incentive awards to the Company’s employees and consultants in the form of stock options. Under the amended and restated 1997 Plan, the Company would also be authorized to grant “full-value” incentive awards, in the form of restricted stock and restricted stock units, to the Company’s employees and consultants as a new and additional component of the Company’s long-term incentive compensation program. The Company believes that the use of these types of awards is consistent with current trends in employee equity compensation programs and with the Company’s goals in implementing its long-term incentive compensation policies.

     The Board of Directors approved the addition of restricted stock and restricted stock unit awards to the 1997 Plan based on its belief that it is important for the Company to have the flexibility to grant these types of awards as part of the Company’s incentive compensation program. The Board believes that equity incentives such as restricted stock and restricted stock unit awards are critical factors in attracting, retaining and motivating employees, and that restricted stock and restricted stock awards will provide the Company’s employees with a meaningful opportunity to align their interests with those of the Company’s shareholders.

     As of March 15, 2004, 7,965,470 shares had been issued upon the exercise of options granted under the 1997 Plan, 11,204,926 shares were subject to outstanding options, and 4,329,604 shares (not including the 5,000,000 additional shares subject to shareholder approval) remained available for option grants under the 1997 Plan. If the amendments to the 1997 Plan are approved, then a total of 28,500,000 shares will have been authorized for issuance under the 1997 Plan since its inception.

     If the amendments to the 1997 Plan are approved by the shareholders at the Annual Meeting, then the shares authorized for issuance under the 1997 Plan, including the additional 5,000,000 shares authorized by such amendment, will be available for the grant of restricted stock and restricted stock units, as well as for the grant of stock options, under the Plan.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENTS TO THE 1997 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 5,000,000 SHARES AND AUTHORIZING THE GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS THEREUNDER. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THIS AMENDMENTS TO THE 1997 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS.

Amended Plan Benefits

     Grants under the 1997 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1997 Plan. Because future optionees, the timing of awards, the number of shares subject to awards and option exercise prices have not yet been determined, the Company cannot determine at this time either which individuals or classes of employees would receive future grants of options, restricted stock or restricted stock units or the terms of any such grants.

     During 2003, options were granted under the 1997 Plan as follows:

•	Options to purchase 51,000 shares were granted to the executive officers named in the Summary Compensation Table on page 15 as a group (the “named executive officers”). For more information regarding these grants, including the allocation of options among the named executive officers, please see “Executive Compensation – Summary Compensation Table – Long Term Compensation Awards” and “Executive Compensation – Stock Option Grants in 2003” above.

•	Additional options to purchase 558,000 shares were granted to all current executive officers of the Company, not including the named executive officers, as a group.

•	Additional options to purchase 1,189,000 shares were granted to all employees of the Company (not including current executive officers of the Company) as a group.

     During 2003, options under the 1997 Plan were granted at exercise prices ranging from $3.95 to $12.33 per share. On March 15, 2004, the closing sales price of a share of Ixia Common Stock on The Nasdaq Stock Market was $10.47.

Summary of 1997 Plan

     A summary of the principal provisions of the 1997 Plan is set forth below and is qualified in its entirety by reference to the 1997 Plan. A copy of the 1997 Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302. A copy of the proposed amended and restated 1997 Plan was also filed electronically with the Securities and Exchange Commission (the “SEC”) with this proxy statement.

Purpose

     The purposes of the 1997 Plan are to (i) attract and retain the services of employees and consultants who the Company believes are in a position to make a material contribution to the successful operation of the Company’s business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company’s business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

     The 1997 Plan may be administered by the Board of Directors or by a committee designated by the Board of Directors and comprised of not less than two non-employee Board members. The 1997 Plan is currently administered by the Compensation Committee of the Board, which is comprised of three non-employee directors. The interpretation and construction of any provision of the 1997 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

     As administrator of the 1997 Plan, the Compensation Committee selects the individuals to whom awards are granted and determines the type of award (i.e., incentive or nonstatutory stock option, restricted stock or restricted stock unit) and the number of shares to be subject to each award. In making these determinations, the Compensation Committee takes into account a number of factors including, with respect to employees, the employee’s position and responsibilities, individual job performance, salary, previous stock option or award grants (if any), length of service to the Company, recommendations of the Company’s management and other relevant factors.

Eligibility

     The 1997 Plan provides that awards may be granted only to employees (including officers and directors who are also employees) and consultants of the Company; provided, however, that incentive stock options may only be granted to employees. As of March 15, 2004, approximately 300 persons were eligible to receive options under the 1997 Plan, virtually all of whom had been granted options.

Types of Awards

     Incentive and Nonstatutory Stock Options

     Options granted under the 1997 Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options that do not meet the requirements of Section 422. The stock option agreement between the Company and the individual optionee will state whether the options covered thereby are intended to be incentive stock options or nonstatutory stock options. Options that are intended to qualify as incentive stock options are subject to certain restrictions or requirements in order to assure their qualification under Section 422 of the Code. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

(a)	Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an optionee may be granted incentive stock options that first become exercisable during any one calendar year under all of the Company’s plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1997 Plan during any calendar year to any one optionee may not exceed 1,500,000 shares.

(b)	Vesting and Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1997 Plan vest and become exercisable at such times and in such cumulative installments as the Compensation Committee determines. Options typically vest and become exercisable in cumulative installments (e.g., equal quarterly installments) over periods of up to four years, and each vested installment typically remains exercisable for a period of four years after vesting, subject to earlier termination of the option upon termination of the optionee’s employment for any reason. An option may be exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon exercise of an option is determined by the Compensation Committee and may consist of, as determined with respect to each option by the Compensation Committee, cash, check, previously owned shares of Common Stock, a promissory note, payment pursuant to a “cashless exercise” program, a combination of the foregoing or such other consideration as is determined by the Compensation Committee.

(c)	Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the grant date will be equal to the closing sales price of the Common Stock on The Nasdaq Stock Market on such date as reported in The Wall Street Journal. On March 15, 2004, the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market was $10.47 per share.

(d)	Termination of Employment: If an optionee’s employment with the Company is terminated for any reason, other than “termination for cause” (as defined in the 1997 Plan) or termination as a result of death or total and permanent disability, his or her options may be exercised within three months after such termination as to all or any part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

(e)	Termination for Cause: If the termination of the optionee’s employment with the Company is a “termination for cause,” the option may be exercised within 30 days after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination. The 1997 Plan defines “termination for cause” as termination of employment as a result of:

•	any act or acts by the optionee constituting a felony under any federal, state or local law;

•	the optionee’s willful and continued failure to perform the duties assigned to him or her as an employee or consultant;

•	any material breach by the optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company;

•	dishonesty, gross negligence or malfeasance by the optionee in the performance of his or her duties as an employee or consultant or any conduct by the optionee which involves a material conflict of interest with any business of the Company or any affiliate of the Company; or

•	the optionee’s taking or knowingly omitting to take any other action or actions in the performance of the optionee’s duties as an employee or consultant without informing appropriate members of management to whom the optionee reports, which action or actions, in the determination of the Board of Directors or its committee, have caused or substantially contributed to the material deterioration in the business of the Company or any affiliate, taken as a whole.

(f)	Termination of Employment Due to Death or Disability: If an optionee dies or becomes permanently and totally disabled while employed by the Company, the options granted to him or her may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

(g)	Expiration of Options: Options may not have a term greater than ten years from the grant date; provided, however, that any incentive stock option granted to a shareholder who, immediately before the grant of such option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company shall expire no more than five years from the grant date. No option may be exercised by any person after its expiration.

(h)	Nontransferability of Options: Options are nontransferable by the optionee, other than by will or by the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the options by bequest or inheritance.

(i)	Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Compensation Committee.

     Restricted Stock and Restricted Stock Units

     Restricted Stock. The 1997 Plan does not currently authorize the grant of restricted stock. Restricted stock will be an award of Ixia Common Stock that is subject to restrictions determined by the Compensation Committee, including forfeiture conditions and restrictions against transfer for a specified period of time, as the Committee may determine at the time of the grant. The restrictions on restricted stock may lapse in installments based on factors, including continuing employment with the Company, determined by the Compensation Committee. In addition, the Compensation Committee has discretion to waive or accelerate the lapsing of restrictions in whole or in part. Until all restrictions are satisfied, lapsed or waived and unless otherwise provided by the Compensation Committee, the Company will maintain custody over the restricted shares and the grantee of the restricted shares will have the rights of an Ixia shareholder with respect to the shares, including the right to vote and receive any cash dividends on the restricted stock. Any stock dividends on shares of restricted stock will be treated as additional shares under the restricted stock award and will be subject to the same restrictions and other terms and conditions as the restricted stock on which the stock dividend was paid. During the period in which any shares subject to a restricted stock award are subject to forfeiture, the shares may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

     Restricted Stock Units. The 1997 Plan does not currently authorize the grant of restricted stock units. Restricted stock units will evidence the right to receive shares of Ixia Common Stock at a designated time in the future if a participant is employed by the Company at the end of the applicable vesting period. The Compensation Committee will determine the vesting dates and any other conditions or restrictions applicable to a restricted stock unit award. As soon as practicable after the time stated in the award agreement as the vesting date and provided that all conditions for the issuance of shares have been satisfied, shares of Common Stock equal to the number of restricted stock units vesting on that date will be distributed to the grantee. A grantee of a restricted stock unit has no rights as an Ixia shareholder such as rights to vote or receive dividends or other distributions, until the stock has been distributed to the participant. The Company will, however, be authorized to grant dividend equivalents to holders of restricted stock units. If restricted stock units are granted and cash dividends are paid on the Company’s Common Stock in the future, the proposed amendment would permit the Company to place holders of restricted stock units in the same economic position as holders of restricted stock. The Company has no present intention to grant any such dividend equivalents.

     If a participant’s employment or consulting relationship with the Company terminates for any reason prior to the end of the applicable forfeiture period for restricted stock, the participant forfeits all rights to the shares for which the forfeiture period has not expired. If a participant’s employment or consulting relationship with the Company terminates prior to the end of the applicable vesting period for restricted stock units, the participant forfeits all rights with respect to the restricted stock units which are not then vested. Restricted stock and restricted stock unit awards will generally be nontransferable by the participant prior to vesting, other than by will or the laws of descent and distribution.

     The recipient of restricted stock or restricted stock units will generally be permitted to satisfy tax obligations resulting from the receipt of (or the lapse of restrictions relating to) a restricted stock or restricted stock unit award by having the Company withhold the number of shares necessary to pay tax obligations of the participant. Any such withheld shares, together with shares underlying restricted stock and restricted stock unit awards that have been canceled or forfeited, will then be available for new awards under the Plan. The Company anticipates that shares will be tendered or withheld to pay tax obligations relating to restricted stock and restricted stock unit awards, and that the ability to reuse these shares for new awards is important to the Company.

Adjustment upon Changes in Capitalization or Control

     In the event that a change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the stock for which options are exercisable under the 1997 Plan, appropriate adjustment will be made in the exercise price of outstanding options, in the number and type of shares covered by outstanding awards and in the number and type of shares available for issuance under the 1997 Plan. The adjustment will prevent dilution or enlargement of rights in any such event. In general, unless the terms of an award expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, the Board or the Compensation Committee, in its discretion, shall (1) make provision for the assumption of all outstanding awards by the successor corporation, (2) declare that options shall terminate as of a date which is at least 30 days after the notice thereof to the participant and give each participant the right to exercise his or her options as to all or any part of the shares covered by such options, including shares as to which the option would not otherwise be exercisable (other than shares as to which the option is not exercisable because the exercise period for those shares has expired), and/or (3) cause any awards outstanding as of the effective date of such event to be cancelled in consideration of a cash payment or the grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled award, provided that the payment and/or grant are substantially equivalent in value to the fair market value of the cancelled awards, as such equivalency is determined by the Compensation Committee.

Amendment, Termination and ERISA Status

     The Compensation Committee may amend or terminate the 1997 Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1997 Plan which would:

•	materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization;

•	materially change the designation of the class of employees eligible to participate;

•	remove the administration of the 1997 Plan from the Board of Directors or its committee;

•	extend the term of the 1997 Plan beyond its initial ten-year term;

•	materially increase the benefits to participants under the 1997 Plan; or

•	materially modify the requirements as to eligibility for participation.

     In any event, the 1997 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., on November 1, 2007), provided that any options then outstanding will remain outstanding until they expire by their terms.

     The 1997 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Tax Information

     The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax laws and interpretations thereof currently in effect and applicable to stock options. All such laws and interpretations are subject to change at any time, possibly with retroactive effective. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary is not intended to be exhaustive and, among other things, does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1997 Plan, the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

     If an option granted under the 1997 Plan is treated as an “incentive stock option” as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee’s sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares should generally be characterized as long-term capital gain. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee’s tax basis (typically the exercise price) in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time.

     If an optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, the disposition will be treated as a “disqualifying disposition” for federal income tax purposes and an amount equal to the difference between (1) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (2) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of up to 35% in the taxable year in which the disposition occurs. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be (depending upon whether the optionee held the shares disposed of for more than one year), and any loss will be treated as capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce or upon death).

     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee’s alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from the disposition would generally offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of the disqualifying disposition in an amount determined under the rules described above, but subject to a credit for part or all of the alternative minimum tax paid in prior years. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances. There is no income or employment tax withholding by the Company upon an optionee’s exercise of incentive stock options.

     In general, there are no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of the disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 1997 Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options, assuming that the options are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price of the option. The income realized by the optionee will be treated as compensation income subject to income and employment tax withholding by the Company generally payable from the other compensation paid to the optionee. If those earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee’s holding period for the shares without “tacking on” any holding period for the option. The optionee’s tax basis for determination of such gain or loss will ordinarily be the sum of (1) the amount paid for the shares (i.e., the exercise price), plus (2) any ordinary income recognized as a result of the exercise of the option. In general if the optionee has held the shares for more than one year at the time of sale, the capital gain will be subject to a maximum federal income tax rate of 15%. If the holding period for the shares is shorter, the federal income tax rate could be as high as 35%.

     In general, there are no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will generally be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided that the Company has satisfied its withholding and reporting obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

Restricted Stock Awards

     A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the date on which the risk of forfeiture as to the shares terminates. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If shares issued to a participant are not substantially vested when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be treated as the measurement date for determining his or her compensation income by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date of taxation, will be taxed as long-term or short-term capital gain or loss depending on whether the participant’s holding period for the shares is greater than one year. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the date of taxation, except to the extent such deductions are limited by applicable provisions of the Code.

Restricted Stock Unit Awards

     A participant generally will recognize no income upon the grant of a restricted stock unit award. Upon the issuance of shares once the restricted stock units have vested, participants normally will recognize ordinary income in the year of receipt in an amount equal to any cash dividends received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes, which withholding obligation may generally be satisfied through surrender of otherwise issuable shares. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date on which the restricted stock units are vested, will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the vesting date, except to the extent such deduction is limited by applicable provisions of the Code.

PROPOSAL 3 – APPROVAL OF AMENDMENTS

TO THE COMPANY’S
DIRECTOR STOCK OPTION PLAN

     In September 2000, the Board of Directors of the Company adopted, and the shareholders of the Company approved, the Company’s Director Stock Option Plan (the “Director Plan”) for the purpose of granting stock options to purchase shares of the Company’s Common Stock to the non-employee directors of the Company. A total of 200,000 shares of Common Stock has been reserved for issuance under the Director Plan.

     In March 2004, the Board of Directors amended and restated the Director Plan, subject to shareholder approval at the 2004 Annual Meeting, to increase the number of shares authorized for issuance under the Plan by 200,000 shares (i.e., approximately 0.3% of the outstanding shares of the Company’s Common Stock as of the Record Date) and, with respect to all options granted under the Director Plan on or after the date of the 2004 Annual Meeting, to:

•	increase the number of shares subject to future options automatically granted to non-employee directors of the Company upon their initial election or appointment to the Board and increase the period of time over which such options vest and become exercisable;

•	increase the number of shares subject to future options granted to non-employee directors upon their re-election to the Board;

•	decrease the period of time during which vested installments of all future options granted under the Director Plan remain exercisable; and

•	allow future options granted under the Director Plan, to the extent vested, to be exercised until the end of their original terms after a director ceases to be a non-employee director of the Company.

     As of March 15, 2004, options to purchase 55,000 shares of the Company’s Common Stock were outstanding, no shares of Common Stock had been issued and 145,000 shares (not including the 200,000 additional shares subject to shareholder approval) were available for option grants under the Director Plan. If the amendments to the Director Plan are approved, then a total of 400,000 shares will have been authorized for issuance under the Director Plan since its inception.

     The Board of Directors approved the increase in the number of shares authorized for issuance under the Director Plan in order to ensure the availability of sufficient shares of the Company’s Common Stock for option grants to non-employee directors upon their initial election or appointment and upon their re-election to the Board. If the proposed amendments are approved by the shareholders, the Board of Directors believes that the shares authorized for issuance under the Plan should be sufficient to meet the Company’s presently anticipated stock needs under the Director Plan at least until the Company’s Annual Meeting of Shareholders in 2006.

     The Board believes that the amendments to the Director Plan will enable the Company to continue to provide equity compensation to its non-employee directors in a manner that will assist the Company in attracting and retaining qualified persons to serve as directors, that will enhance the equity interest of such directors in the Company and that will solidify the Company’s non-employee directors’ common interest with the shareholders of the Company. The Board believes that these amendments are consistent with both the interests of the shareholders of the Company and sound corporate governance practices.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO APPROVE THE AMENDMENTS TO THE DIRECTOR PLAN TO (1) INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 200,000 SHARES, (2) INCREASE THE NUMBER OF SHARES SUBJECT TO AND THE VESTING PERIOD OF FUTURE OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS UPON THEIR INITIAL ELECTION OR APPOINTMENT TO THE BOARD OF DIRECTORS, (3) INCREASE THE NUMBER OF SHARES SUBJECT TO FUTURE OPTIONS GRANTED TO NON-EMPLOYEE

DIRECTORS UPON THEIR RE-ELECTION TO THE BOARD, (4) SHORTEN THE TERMS OF FUTURE OPTIONS GRANTED UNDER THE PLAN AND (5) ALLOW FUTURE OPTIONS GRANTED UNDER THE PLAN, TO THE EXTENT VESTED, TO BE EXERCISED UNTIL THE ENDS OF THEIR ORIGINAL TERMS AFTER A DIRECTOR CEASES TO BE A NON-EMPLOYEE DIRECTOR OF THE COMPANY. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENTS TO THE DIRECTOR PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE DIRECTOR PLAN.

Terms of Stock Options Issuable under the Director Plan Prior to Amendments

     The Director Plan, as adopted in 2000, provides for: (i) a one-time automatic grant of options to purchase 10,000 shares of the Company’s Common Stock to each non-employee director upon his or her initial election or appointment as a non-employee director of the Company, and (ii) an annual automatic grant of options to purchase 5,000 shares of the Company’s Common Stock to each non-employee director upon his or her re-election at an annual meeting of the Company’s shareholders, provided that he or she has served as a non-employee director of the Company for at least six months prior to the date of re-election. All options granted under the Director Plan vest in four equal quarterly installments, with the first installment vesting on the last day of the calendar quarter in which the grant is made and one additional installment vesting on the last day of each calendar quarter thereafter as long as the optionee continues to serve as a non-employee director of the Company. All options granted under the Director Plan currently have a term of seven years, subject to earlier expiration or termination in connection with the termination of the optionee’s service as a non-employee director of the Company (i.e., an option is currently exercisable for 12 months following death or termination due to disability and 90 days in all other instances) and in certain other circumstances (see “Terms of Options” and “Adjustments upon Changes in Capitalization or Control” below).

Amended Plan Benefits

     If the amendments to the Director Plan are approved by the Company’s shareholders at the 2004 Annual Meeting, individuals who, on or after the date of the Annual Meeting, are for the first time elected or appointed to serve as non-employee directors of the Company will each automatically be granted options to purchase at least 25,000, and up to 35,000, shares of the Company’s Common Stock upon such initial election or appointment. Because they are already serving as non-employee directors of the Company, none of the Company’s three non-employee directors as of March 1, 2004 who is standing for re-election at the 2004 Annual Meeting would be eligible to receive such option grants upon re-election to the Board at the Annual Meeting. There currently are no nominees for director at the Annual Meeting who are not currently directors of the Company and who would be affected by the increase in the number of shares subject to options granted upon initial election or appointment to the Board.

     If the amendments are approved by the shareholders at the Annual Meeting and Messrs. Asscher, Entekhabi and Rager are re-elected to the Board, each such non-employee director will automatically be granted an option to purchase 10,000 shares of Ixia Common Stock, which options will reflect (i) the shortened term or exercise periods (i.e., four years) for vested installments of options granted under the Plan and (ii) the longer period of time that a director has to exercise such vested options after such director ceases to serve as a non-employee director of the Company (see “Terms of Options” below.) If the amendments are not approved, then such options shall be granted for 5,000 rather than 10,000 shares and will not reflect such vesting and exercise terms.

Summary of Director Plan

     A summary of the principal terms and provisions of the Director Plan is set forth below and is qualified in its entirety by reference to the Director Plan. A copy of the Director Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Ixia, 26601 West Agoura Road, Calabasas, California 91302. A copy of the proposed amended and restated Director Plan was also filed electronically with the SEC with this proxy statement.

General

     The Director Plan provides for the grant of nonstatutory stock options to non-employee directors (defined below in “Eligibility”) of the Company. These options are nonstatutory stock options and not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”). See “Tax Information” below for a discussion of the tax treatment of nonstatutory stock options.

Purpose

     The purpose of the Director Plan is to (i) advance the interests of the Company and its shareholders by providing an incentive which will motivate and reward the Company’s non-employee directors and (ii) promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s Common Stock by the non-employee directors.

Administration

     The Director Plan is administered by the Board of Directors of the Company. The Board is authorized to delegate administration of the Director Plan to a committee of two or more persons appointed by the Board of Directors. The Board or its committee has the authority to construe and interpret the Director Plan and to make all of the determinations deemed necessary or advisable for the administration of the Director Plan; provided, however, that the Board or its committee will have no discretion to determine the selection of persons to whom options may be granted, the frequency of option grants or the number of shares subject thereto, the exercise price of options or any other material terms of option grants.

Eligibility

     Any person who is or becomes a director and who is not an employee of the Company or any subsidiary of the Company is eligible to receive options under the Director Plan upon his or her initial election or appointment as a non-employee director of the Company and upon any re-election at an annual meeting of the shareholders of the Company; provided, however, that in the event an individual becomes a non-employee director of the Company as a result of the termination of his or her employment by the Company or any subsidiary of the Company, he or she will not be granted options under the Director Plan in connection with such change in status but will be eligible to receive annual option grants under the Plan upon any re-election as a non-employee director at an annual meeting of the Company’s shareholders. As of March 15, 2004, the Company had four non-employee directors.

Automatic Option Grants

     If the amendments to the Director Plan are approved by the shareholders at the Annual Meeting, then upon re-election as a non-employee director at an annual meeting of the Company’s shareholders, a non-employee director will automatically be granted, effective as of the date of the annual meeting, options to purchase 10,000 shares of the Company’s Common Stock.

     If the amendments to the Director Plan are approved by the shareholders at the Annual Meeting, then upon the election or appointment of an individual for the first time to serve as a non-employee director of the Company, the individual will automatically be granted, effective as of the date of his or her initial election or appointment to the Board, options to purchase a number of shares of the Company’s Common Stock equal to the sum of (i) 25,000, plus (ii) 10,000, if such individual is initially elected as a non-employee director at an annual meeting of the Company’s shareholders, or a pro rata portion of 10,000 if such individual is initially elected or appointed as a non-employee director on a date other than the date of an annual meeting of the Company’s shareholders.

Terms of Director Options

     All options granted under the Director Plan are nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following terms and conditions. Except where otherwise indicated, the following terms and conditions apply to options granted under the Director Plan under its current terms and in the event the amendment to the Director Plan is approved by the shareholders at the Annual Meeting:

(a)	Exercise Price; Payment: The exercise price of options granted under the Director Plan is equal to the fair market value of the Common Stock subject to the options on the date of the grant. The fair market value is equal to the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on the date of grant. On March 15, 2004, the closing sales price of the Company’s Common Stock was $10.47 per share. The exercise price of options granted under the Director Plan may be paid either (i) in cash; (ii) by check; (iii) pursuant to a “cashless exercise” program; or (iv) by any combination of the foregoing.

(b)	Vesting: If the amendments to the Director Plan are approved by the shareholders, all options granted to non-employee directors upon their initial election or appointment to the Board will vest and become exercisable in eight equal quarterly installments, while options granted to non-employee directors upon re-election will continue to vest and become exercisable in four equal quarterly installments. In each case, installments vest on the last day of the calendar quarter in which the grant is made and on the last day of each calendar quarter thereafter, as long as an optionee continues to serve as a non-employee director, and each vested installment remains exercisable for a period of four years after vesting. See “Terms of Stock Options Issuable under the Director Plan Prior to Amendment” above for information concerning the vesting of options currently granted under the current terms of the Director Plan.

(c)	Term; Expiration: If the amendments to the Director Plan are approved by the shareholders, then the term of each vested installment of options will expire four years after vesting (for example, an installment vesting on June 30, 2004 will remain exercisable through the close of business on June 30, 2008), unless terminated earlier in accordance with the terms of the Director Plan. See “Terms of Stock Options Issuable under the Director Plan Prior to Amendment” above for information concerning the expiration of options currently granted under the Director Plan.

(d)	Termination of Status as Non-Employee Director. Currently, the Director Plan provides that if an optionee ceases to be a non-employee director for any reason other than death or disability, then options granted under the Director Plan are exercisable for 90 days after the optionee ceases to serve as a non-employee director, but only as to those shares as to which the optionee was entitled to exercise the options at the time he or she ceases to serve as such a director. In addition, in the event that an optionee ceases to serve as a non-employee director due to the optionee’s death or disability, then options remain exercisable for 12 months after the date of such optionee’s death or termination of service as a result of disability, but only to the extent the optionee was entitled to exercise the options at the time of such optionee’s termination of service as such a director. Notwithstanding the foregoing, no options may be exercised after the expiration of their term.

If the amendments to the Director Plan are approved by the shareholders, then the period of time that a director has to exercise the vested installments of his or her options after such director ceases for any reason to serve as a non-employee director of the Company will be four years after the date on which each installment of such options vested. In other words, such options will be exercisable for their entire four-year term, but only to the extent such options are vested on the date a director ceases to serve as a non-employee director of the Company.

(e)	Nontransferability of Options: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the options by bequest or inheritance.

Adjustments upon Changes in Capitalization or Control

     In the event any change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the Common Stock, an appropriate adjustment will be made to the number of shares subject to each outstanding option, the exercise price of each outstanding option, and the number of shares available for issuance under the Director Plan. The Director Plan further provides that in the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the vesting and exercisability of such options will accelerate prior to such event.

Amendment and Termination of the Director Plan

     The Board of Directors may terminate the Director Plan at any time or amend the Director Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the Director Plan; or (ii) modify the Director Plan in any other way if such modification requires shareholder approval under any applicable law, regulation or rule, including rules of The Nasdaq Stock Market. Any amendment or modification of the Director Plan will not affect options previously granted thereunder.

Tax Information

     The federal tax consequences of options granted under the Director Plan are complex and subject to change. Such consequences are comparable to the tax consequences arising from a grant or exercise of nonstatutory stock options under the Company’s 1997 Stock Option Plan. For a discussion of the tax consequences to the non-employee directors and the Company upon the grant and exercise of an option under the Director Plan, please see “PROPOSAL 2 – APPROVAL OF AMENDMENTS TO 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER AND TO AUTHORIZE THE GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS – Tax Information – Nonstatutory Stock Options” above.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT

OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company’s consolidated financial statements for the year ending December 31, 2004, and recommends that shareholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP

     The following table sets forth the fees paid or accrued by the Company for professional services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2003 and December 31, 2002:

Fee Category	2003	2002
Audit Fees	$232,792	$216,768
Audit-Related Fees	34,868	0
Tax Fees	276,201	56,013
All Other fees	41,300	15,650

Total fees	$585,161	$288,431

     Audit Fees were for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of its consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees in 2003 were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services consisted primarily of accounting consultations related to an acquisition of technology assets.

     Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning.

     All Other Fees were for services other than the services reported above. In 2003, these services consisted primarily of assistance in connection with the Company’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. In 2002, these services consisted primarily of assistance in establishing the Company’s Japanese subsidiary, Ixia KK.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

     The Audit Committee of the Company’s Board of Directors periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP. The Audit Committee has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors

Ronald W. Buckly
Corporate Secretary

Calabasas, California
April 5, 2004

Appendix A

IXIA
Audit Committee of the Board of Directors

Charter

(As Adopted by the Board of Directors
of the Company on January 24, 2004)

     The Board of Directors of Ixia (the “Company”) has adopted this Charter to govern the composition of its Audit Committee (the “Committee”) and the scope of the Committee’s authority, duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I.	Statement of Purpose

The Committee is appointed by the Board of Directors of Ixia (the “Board” or the “Board of Directors”) to assist the Board in overseeing and monitoring (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditors, (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the integrity of the Company’s systems of internal accounting and financial controls and (v) the Company’s compliance with legal and regulatory requirements. The policies and procedures of the Committee shall remain flexible in order to best react to changing conditions.

II.	Composition of the Audit Committee

The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors.

Each member of the Committee shall, in the judgment of the Board of Directors, be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment and shall meet all independence and experience requirements set forth in the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Rules”) and applicable law, including (i) being independent as defined under Rule 4200 of the Nasdaq Rules, (ii) meeting the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”), (iii) not owning or controlling 20% or more of the Company’s voting securities or such lower measurement as may be established by the Securities and Exchange Commission (the “SEC”) in rulemaking under Section 301 of the Act, and (iv) being able to read and understand fundamental financial statements at the time of appointment to the Committee. In addition, at least one member of the Committee must be an “audit committee financial expert” as defined under the Act and the regulations promulgated thereunder.

No Committee member may accept any consulting, advisory or other compensatory fee from the Company other than for service as a member of the Board of Directors and its committees.

Unless the Board has previously designated a person to serve as the Chairperson of the Committee, the members of the Committee may designate a Chairperson by majority vote.

III.	Meetings

The Committee shall meet at least four times annually or more frequently if circumstances dictate. One or more of these meetings shall include separate executive sessions with the Company’s Chief Financial Officer, the Company’s Corporate Controller and other members of the Company’s executive management and the independent auditors. In addition, the Committee shall meet with the independent auditors and management to review the Company’s quarterly financial results.

IV.	Resources

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including full access to the Company’s employees and officers and internal or external advisors and consultants. If in the course of fulfilling its duties the Committee wishes to consult with outside legal, accounting or other advisors, the Committee may retain these advisors without seeking the Board’s approval. The Company shall provide the Committee with appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditors for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services, (ii) compensation to any independent counsel and advisors employed by the Committee and (iii) reimbursement for the Committee’s administrative expenses.

V.	Duties and Responsibilities of the Audit Committee

The duties and responsibilities of the Committee shall include the following:

1.	Be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee.

2.	Based on policies and procedures developed by the Committee, approve in advance all auditing services (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than those prohibited under Section 201 of the Act and the rules promulgated thereunder) to be provided by the independent auditors to the Company with such de minimus exceptions as are permitted under the Act and other applicable law. The Committee may delegate to one or more designated members of the Committee who are independent members of the Board the authority to grant such pre-approvals, provided that the decision of any member to whom authority is so delegated shall be presented to the full Committee at its next scheduled meeting. Without limiting the generality of the foregoing, the Committee shall review all tax services with respect to, among other things, their impact on the independence of the independent auditors.

3.	Confirm that the Company’s independent auditors do not employ and allow to participate in the Company’s audit in any capacity the Company’s Chief Executive Officer, Controller, Chief Financial Officer or any person serving in an equivalent position for the Company for the one year period preceding the date of the initiation of the audit.

4.	Set clear policies for the Company’s hiring of employees or former employees of the independent auditors.

5.	Annually evaluate the independence of the Company’s independent auditors, including whether the independent auditors’ quality controls are adequate and whether the provision of non-audit services by such auditors is compatible with maintaining the auditors’ independence and present the Committee’s conclusions to the full Board on at least an annual basis. As part of such evaluation, the Committee shall:

a.	Receive the written disclosures and letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence;

b.	review and evaluate the lead partner of the independent auditors;

c.	assure regular rotation of the lead and concurring audit partners and that they have not performed audit services for the Company during such periods as are prescribed by Section 203 of the Act and the rules promulgated thereunder; and

d.	confirm that the independent auditors are registered with the Public Company Accounting Oversight Board.

6.	Annually evaluate the qualifications and performance of the Company’s current independent auditors and, based on such evaluation and the evaluation of the auditors’ independence, determine whether the current auditors should be reappointed or replaced and the selection of any replacement.

7.	Meet with the independent auditors and financial management of the Company in advance of the annual audit to review the proposed scope of the annual audit, the proposed scope of the quarterly reviews and the procedures to be followed in conducting the audit and the reviews.

8.	Review and discuss with the Company’s independent auditors reports of (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditors and (iii) other material written communications between the Company’s independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

9.	Review and discuss with the independent auditors any audit problems or difficulties the accountants may have encountered during the annual audit, including any restrictions placed on the scope of the audit, difficulties obtaining required information, significant areas of disagreement with management, areas where the planned scope of the audit was changed because of concerns or difficulties, significant audit adjustments and any other matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS 90 and as further modified or supplemented.

10.	Review and discuss, prior to filing, with the Company’s financial management and independent auditors, the financial statements contained in the Company’s Annual Report on Form 10-K and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Discuss any significant financial judgments made in connection with the preparation of such financial statements. Receive assurances from the Company’s financial management that the financial statements proposed to be included in the Company’s Annual Report contain no material misstatements and receive assurances from the independent auditors that, in the course of their audit, they learned of no material misstatements. If deemed appropriate, after consideration of the reviews and assurances, recommend to the Board that the financial statements be included in the Annual Report on Form 10-K.

11.	Review and discuss, prior to filing, with the Company’s financial management and independent auditors, the financial statements contained in the Company’s Quarterly Reports on Form 10-Q and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Receive assurances from the Company’s financial management that the financial statements included in the Company’s reports do not contain any material misstatements and receive assurances that the auditors learned of no material misstatements in the course of their review of such financial statements.

12.	Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and, at least quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures, including any deficiencies in or material non-compliance with such controls and procedures.

13.	Discuss at least annually with the Company’s independent auditors the adequacy and effectiveness of the Company’s internal controls. Review the management letters issued by the independent auditors and management’s response thereto. Periodically assess any action management has taken or progress it has made in addressing issues raised by the independent auditors.

14.	Review and discuss with management, prior to release, the Company’s earnings press releases (including the use of non-GAAP financial measures therein) as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally - i.e., discussions of the types of information to be disclosed and the type of presentation to be made.

15.	Periodically discuss with management and the independent auditors the effect of regulatory and accounting developments and off-balance sheet structures on the Company’s financial statements.

16.	Review the responsibilities, budget and staffing of the Company’s financial management and the quality of the Company’s financial and accounting personnel.

17.	Discuss at least annually with the Company’s financial management the effectiveness of the Company’s internal accounting controls.

18.	Periodically review and update any business ethics policy or code of conduct adopted by the Company for which oversight has been assigned to the Committee and ensure that management has established a system to enforce any such policy or code of conduct.

19.	Oversee compliance with the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers and report on such compliance to the Board.

20.	Conduct an appropriate review of and approve all related party transactions involving a principal shareholder, a member of the Board or senior management.

21.	Review potential conflict of interest situations, where appropriate, involving a principal shareholder, a member of the Board of Directors or senior management (unless approved by another independent body of the Board comparable to the Committee).

22.	Discuss at least annually with the Company’s outside legal counsel or any general counsel the effectiveness of the Company’s legal compliance programs, any legal matters that may have a material impact on the Company’s financial statements and any material reports or inquiries received from regulators or government agencies.

23.	Authorize and oversee investigations deemed appropriate into any matters within the Committee’s scope of responsibility.

24.	Produce the disclosure required by the proxy rules of the SEC to be included in the Company’s annual proxy statement. The Committee charter and/or any significant changes thereto will be disclosed at least once every three years in the Company’s proxy statement.

25.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. In addition, ensure that all employee concerns regarding questionable accounting or auditing matters are treated confidentially and anonymously as required by Section 301 of the Act.

26.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

27.	Report actions of the Committee regularly to the Board with such recommendations as the Committee deems appropriate.

28.	Review this Charter and make recommendations to the Board concerning any changes deemed appropriate.

29.	Review and evaluate the Committee’s own performance.

VI.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VII.	Limitation of the Committee’s Role

The duties of the Committee are ones of oversight and supervision. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The fundamental responsibility for the Company’s financial statements and disclosure rests with management. The responsibility for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements is that of the independent auditors. The Board recognizes that the Committee will rely on the advice and information it receives from the Company’s management and independent auditors. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Company’s financial reporting process and its internal controls. The Board also expects that the Committee will maintain free and open communications with the other directors, the Company’s independent auditors and the financial management of the Company.

* * *

Appendix B

IXIA
Compensation Committee
of the Board of Directors

Charter
(As adopted by the Board of Directors

of the Company on January 24, 2004)

     There shall be a committee of the Board of Directors (the “Board”) of Ixia (the “Company”) known as the Compensation Committee (the “Committee”).

I.	Purpose

The Committee is appointed by the Board to oversee and advise the Board concerning the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans, and to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with all applicable rules and regulations.

II.	Committee Membership

The Committee shall consist of that number (not less than two) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board. All members of the Committee shall qualify as independent directors under the listing standards of The Nasdaq Stock Market. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other applicable standards of independence under the federal securities and tax laws. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings for such purposes as the Committee deems appropriate.

The Board shall appoint one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may fill a vacancy at any time.

III.	Committee Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chairperson of the

Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.
The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, such member is encouraged to request such participation.

IV.	Committee Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

1.	To annually review, evaluate and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine the CEO’s compensation levels based on this evaluation. In determining any long-term incentive component of CEO compensation, the Committee should consider factors that the Committee deems appropriate, including the Company’s performance and relative shareholder return, the value of similar incentive awards provided to CEOs at comparable companies, and the awards given to the CEO in past years. The CEO may not be present at any meeting of the Committee at which the Committee deliberates or votes on the CEO’s compensation.

2.	To annually review, evaluate and approve for the non-CEO executive officers of the Company (a) the annual base salary level, (b) the annual and/or quarterly incentive opportunity level, if any, (c) the long-term incentive opportunity level, if any, (d) employment agreements, severance arrangements, and change of control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental perquisites and benefits. The CEO may be present at any meeting of the Committee at which the Committee deliberates or votes on executive compensation other than CEO compensation.

3.	To periodically review trends in management and Board compensation and the competitiveness of the Company’s executive and director compensation programs (a) to ensure the attraction and retention of director and corporate officers; (b) to ensure the motivation of the executive officers to achieve the Company’s bonus objectives; and (c) to align the interest of the Company’s management with the short- and long-term interests of the Company and its shareholders.

4.	To review and approve the terms and conditions of the compensation and benefits packages for the Company’s new executive officers.

5.	To annually review and evaluate and make recommendations to the Board with respect to the compensation plans, programs and policies applicable to the

Company’s executive officers and/or employees, including incentive-compensation plans, equity-based plans and severance plans, and the Committee shall evaluate and recommend to the Board all new incentive plans and major benefit programs.

6.	To evaluate annually and to recommend to the Board the appropriate level of compensation for Board and committee service by non-employee members of the Board.

7.	To administer and exercise all authority granted to, and perform all duties and responsibilities as may be assigned to, the administering committee under the terms of the Company’s stock option plans and employee stock purchase plans, and shall be granted similar authority and perform similar duties and responsibilities under any additional stock option, stock purchase or similar incentive plans that may be established and approved by the Board.

8.	To oversee the evaluation of the Company’s executive officers.

9.	To make regular reports to the Board as the Committee deems appropriate from time to time.

10.	To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

11.	The Committee shall annually review its own performance.

The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time and related to the purpose of the Committee.

V.	Resources

To the extent it deems necessary or appropriate, the Committee shall have the sole authority to retain (or terminate) any compensation consultant or expert and to obtain advice or assistance from outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such consultants and advisors retained by the Committee. The Committee shall have sole authority to approve any such consultant’s or advisor’s fees and other retention terms.

VI.	Delegation of Authority

The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee’s minutes.

VII.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VIII.	Limitation on the Role of the Compensation Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information and on the accuracy of the advice and information provided to the Company by such persons or organizations.

IX.	Limitation on the Committee’s Role

The Board does, however, expect the Committee to exercise independent judgment in performing its duties and responsibilities. The Board also expects that the Committee will maintain free and open communications with the other directors and the management of the Company.

* * *

Appendix C

IXIA
Nominating and Corporate Governance Committee
of the Board of Directors

Charter
(As adopted by the Board of Directors

of the Company on March 25, 2004)

     There shall be a committee of the Board of Directors (the “Board”) of Ixia (the “Company”) known as the Nominating and Corporate Governance Committee (the “Committee”).

I.	Purpose

The Committee shall recommend to the Board individuals qualified to serve as directors of the Company and as members of committees of the Board; advise the Board with respect to Board composition, procedures, committees and related matters; develop and recommend to the Board a set of, and advise the Board with respect to, Corporate Governance Guidelines applicable to the Company; and oversee the review and evaluation of the Board’s performance. Such activities shall be conducted in a manner consistent with the Company’s Bylaws and Corporate Governance Guidelines.

II.	Committee Membership

The Committee shall consist of that number (not less than two) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board. All members of the Committee shall qualify as independent directors under the listing standards of The Nasdaq Stock Market. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings as observers.

The Board shall designate one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may fill a vacancy at any time.

III.	Committee Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least once annually. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, they are encouraged to request such participation.

IV.	Committee Goals and Responsibilities

The Committee shall have the following goals and responsibilities:

1.	The Committee shall periodically (at least annually) review and shall recommend, as appropriate, changes in, the size, structure and membership of the Board and its committees to assure that the proper skills and experience are represented on the Board and its committees.

2.	The Committee shall identify individuals qualified to become Board members for recommendation to the Board.

3.	The Committee shall formally recommend to the Board the slate of directors to be elected at each annual meeting of the Company’s shareholders. In evaluating a candidate for director, the Committee shall consider factors that are in the best interests of the Company and its shareholders, including the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any other factor or other criteria established by the Board.

4.	The Committee shall recommend to the Board qualified individuals to fill vacancies on the Board as necessary from time to time.

5.	The Committee shall review the suitability for continued services as a director of each Board member when his/her term expires or when he/she has had a significant change in status.

6.	The Committee shall consider nominees recommended by shareholders for election to the Board, provided the names of such nominees, accompanied by relevant biographical information, are submitted in accordance with the Company’s Bylaws, as the same may be amended from time to time.

7.	The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from legal, accounting or other advisors. In each case, the Committee shall consult with and notify the Board before engaging a search firm or any other advisor. The Chairperson of the Committee shall notify the Chief Executive Officer and the Board of any firm or advisor the Committee intends to hire and the purpose for which such firm or advisor is intended to be hired.

8.	The Committee shall make recommendations with respect to Board committee duties and, after consultation with the Board and consideration of the background of individual Board members, recommend annually to the Board and in the event of a vacancy in any committee the assignment of members to committees and the designation of committee chairpersons. The Committee shall consider periodic rotation of committee members, particularly committee chairs; provided, however, that the Committee is not required to recommend rotation of committee chairpersons or members on a specified timetable.

9.	The Committee shall be available to the Chairman of the Board and other directors for consultation concerning candidates as directors and perform such other functions which from time to time may be assigned by the Board.

10.	The Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines for the Company, which shall be consistent with any applicable laws, regulations and listing standards. At a minimum, the Corporate Governance Guidelines developed and recommended by the Committee shall address the following:

a.	Director qualification standards that, at a minimum, reflect the independence requirements of Nasdaq;

b.	Director selection criteria, including director background, skills, expertise, experience and specific areas of competence which would enhance the Board’s ability to manage and direct the affairs of the Company;

c.	Director responsibilities;

d.	Director access to management and, as necessary and appropriate, independent advisors; and

e.	Director continuing education.

11.	The Committee shall periodically (at least annually) review and reassess the Corporate Governance Guidelines adopted by the Board and recommend any proposed changes to the Board for its consideration and approval.

12.	The Committee shall, with advice from the Company’s outside legal counsel (and/or general counsel, if applicable), periodically review and recommend changes to the Company’s Articles of Incorporation and Bylaws as they relate to corporate governance matters.

13.	The Committee shall solicit comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

14.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its consideration and approval.

15.	The Committee shall make regular reports to the Board, as the Committee deems appropriate, but not less than once annually.

16.	The Committee shall annually review its own performance.

The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Committee.

V.	Resources

The Committee shall have the authority to retain (or terminate) outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such advisors retained by the Committee.

VI.	Delegation of Authority

The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee’s minutes.

VII.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VIII.	Limitation on the Role of the Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information and on the accuracy of the information provided to the Company by such persons or organizations.

* * *

IXIA

AMENDED AND RESTATED 1997 STOCK OPTION PLAN

1. Establishment and Purposes of the Plan.

     Ixia hereby establishes this Amended and Restated 1997 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make material contributions to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2. Definitions.

     The following definitions shall apply throughout the Plan:

     a. “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.

     b. “Award” shall mean any Option, Restricted Stock Award or Restricted Stock Unit granted pursuant to the provisions of the Plan.

     c. “Award Agreement” shall mean any written agreement, contract or other instrument or document, including without limitation an Option Agreement, evidencing and reflecting the terms of any Award granted by the Committee hereunder in such form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve.

     d. “Board” shall mean the Board of Directors of the Company.

     e. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

     f. “Common Stock” shall mean the common stock, without par value, of the Company.

     g. “Company” shall mean Ixia, a California corporation, any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, and any Affiliate, whether now or hereafter existing.

     h. “Committee” shall mean the committee of the Board appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board.

     i. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment by the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

     j. “Dividend Equivalent” shall mean any right granted under Section 9(b) of this Plan.

     k. “Employee” shall mean any employee of the Company, including officers and directors who are also employees and, for purposes of eligibility for Awards other than Incentive Stock Options, shall mean any consultant to the Company, whether or not employed by the Company.

     l. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     m. “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date an award is granted (or in connection with the Company’s right to repurchase the Shares, the date of termination) as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange or quoted on the Nasdaq National Market System (“Nasdaq”), the fair market value per Share shall be the closing price on the exchange or on the Nasdaq National Market System on the date of grant of the Award (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal.

     n. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     o. “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

     p. “Option” shall mean a stock option to purchase Common Stock granted to a Participant pursuant to the Plan.

     q. “Option Agreement” means a written agreement substantially in such form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

     r. “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.

     s. “Original Plan” shall mean the Ixia 1997 Stock Option Plan, as amended prior to the amendment and restatement provided for herein.

     t. “Participant” shall mean any Employee who is granted an Award.

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     u. “Permitted Transferee” shall have the meaning set forth in Section 10.

     v. “Plan” shall mean this Ixia Amended and Restated 1997 Stock Option Plan.

     w. “Restricted Stock Award” shall mean any Shares granted under Section 8 of this Plan and issued with the restriction that the holder may not sell, transfer, pledge or assign such Shares and with such other vesting and other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

     x. “Restricted Stock Unit” shall mean any unit granted under Section 9 of this Plan evidencing the right to receive one Share at some future date.

     y. “Securities Act” shall mean the Securities Act of 1933, as amended.

     z. “Shares” shall mean shares of the Common Stock, any shares into which such Shares may be converted in accordance with Section 11 of the Plan and such other securities or property as may become subject to Awards pursuant to this Plan.

     aa. “Termination for Cause” shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee’s willful and continued failure to perform the duties assigned to him or her as an Employee or consultant; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or consultant or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee’s taking or knowingly omitting to take any other action or actions in the performance of Optionee’s duties as an Employee or consultant without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Committee, have caused or substantially contributed to the material deterioration in the business of the Company or any Affiliate, taken as a whole.

3. Shares Reserved.

     The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be [23,500,000] Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 11 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

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4. Administration of the Plan.

     a. The Plan shall be administered by a Committee designated by the Board to administer the Plan and consisting of not less than three directors and subject to such terms and conditions as the Board may prescribe. Members of the Committee who are eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Awards to him or her. Each director designated by the Board to administer the Plan shall be (i) an “outside director” as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code, (ii) a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and (iii) an “independent director” as defined in the Marketplace Rules of The Nasdaq Stock Market. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

     b. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to: (i) determine the type or types of Awards (i.e., Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards or Restricted Stock Units) to be granted to each Participant in the Plan, (ii) determine the Fair Market Value per Share in accordance with the terms of the Plan, (iii) determine the exercise price of Options to be granted to Employees in accordance with the terms of the Plan, (iv) determine the Employees to whom, and the time or times at which, Awards shall be granted and the number of Shares subject to each Award, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in Section 13 of the Plan, (vi) determine the terms and provisions of each Award granted to Participants under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award Agreement; provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to a Participant under the Plan, whether through amendment, cancellation, replacement grant or otherwise, without the approval of the shareholders of the Company obtained in the manner provided in Section 12 of the Plan, (vii) accelerate the exercise date of any Option or the vesting of any Restricted Stock Award or Restricted Stock Unit, (viii) determine whether any Participant will be required to execute a stock purchase agreement or other agreement as a condition to the issuance of Shares pursuant to an Award, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Participant, to amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant of Awards and the issuance of Shares upon exercise of Options or the vesting of Restricted Stock Units, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

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     c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

     d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved in writing by a majority of the members of the Committee without a meeting shall constitute acts of the Committee.

     e. The Company shall pay all original issue and transfer taxes with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise of Options or the vesting of Restricted Stock Awards or Restricted Stock Units and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option or to whom an Award is granted or to whom Shares are otherwise issued pursuant to the Plan shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of the Option or of issuance or vesting of Shares, as applicable.

5. Eligibility.

     Awards may be granted under the Plan only to Employees; provided, however, that consultants shall not be eligible to receive Incentive Stock Options. An Employee who has been granted Awards may, if he or she is otherwise eligible, be granted additional Awards.

6. Terms and Conditions of Options.

     Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:

     a. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

     b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 1,000,000 (as may be adjusted pursuant to Section 11 herein) Shares. If an Option held by an Employee or consultant of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

     c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that

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such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.

          In the case of any Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

     d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee, including without limitation (i) by delivery of a promissory note, (ii) by tendering previously acquired Shares (valued at Fair Market Value as of the date of tender) that have been owned for a period of at least six months (or such other period as is necessary to avoid accounting charges against the Company’s earnings), (iii) if Shares are traded on a national securities exchange or Nasdaq, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price, or (iv) any combination of (i), (ii) and (iii). In connection with all exercises of Options and regardless of the medium of payment, the Optionee shall pay in cash any amount necessary to satisfy the Company’s withholding obligations.

     e. Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth in the Option Agreement.

     f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

7. Exercise of Option.

     a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

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          An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

     b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with (i) any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and (ii) payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).

     c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

     d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised except as provided in Section 11 of the Plan.

     e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within 90 days following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

     f. Death or Disability of Optionee. If an Optionee’s Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of

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Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

     g. Termination for Cause. If an Optionee’s Continuous Status as an Employee with the Company terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     h. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e), 7(f) and 7(g), an Option may not be exercised, under any circumstances, after the expiration of its term.

     i. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall (i) deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised or (ii) otherwise arrange for such Shares to be issued to the Optionee. The time of issuance and, if applicable, delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

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          Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.

8. Terms and Conditions of Restricted Stock Awards.

     a. Grant. Restricted Stock Awards may be granted hereunder by the Committee to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Award shall be subject to such terms and conditions as may be determined by the Committee and may be subject to vesting conditioned upon the satisfaction of such requirements, conditions (such as a condition that the Participant’s right to the Shares shall vest in installments over a period of time during which services are to be provided to the Company by the Employee), restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement. During any period during which Shares acquired pursuant to a Restricted Stock Award are subject to vesting conditions, such Shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of by the Participant. The provisions of Restricted Stock Awards need not be the same with respect to each Participant receiving such awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the issuance of Restricted Stock Awards. The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.

     b. Rights of Holders of Restricted Stock. Beginning on the date of grant of a Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote the Shares subject to the Restricted Stock Award and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any such Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the Shares subject to the Restricted Stock Award.

     c. Delivery of Shares. Shares issued upon the grant of Restricted Stock Awards shall, unless otherwise determined by the Committee, be maintained in the custody of or on behalf of the Company until all applicable vesting conditions have been satisfied. Shares subject to Restricted Stock Awards that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

     d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant’s Continuous Status as an Employee, Shares which are subject to a Participant’s Restricted Stock Award which are not vested as of the date of such

9

termination shall be automatically forfeited by the Participant and cancelled by the Company for no value.

     e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Award or any other conditions set forth in any Award Agreement.

9. Terms and Conditions of Restricted Stock Units.

     a. Grant. Restricted Stock Units may be issued hereunder to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Unit is a bookkeeping entry that represents the right to receive one Share to be issued and delivered at the end of the applicable vesting period, subject to a risk of cancellation and to the other terms and conditions set forth in the Plan and in any Award Agreement evidencing the Restricted Stock Unit and subject to any additional terms and conditions established by the Committee. The Company shall establish and maintain accounts for Participants in which the Company shall record Restricted Stock Units and the transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence the Company’s unfunded obligations. The provisions of Restricted Stock Units need not be the same with respect to each Participant receiving such Awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the grant of a Restricted Stock Unit. The terms of any Restricted Stock Unit granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.

     b. Rights of Holders of Restricted Stock Units; Dividend Equivalents. Unless the Committee otherwise provides in an Award Agreement for Restricted Stock Units, any Participant holding Restricted Stock Units shall have no rights as a shareholder of the Company with respect to such Restricted Stock Units. The Committee shall be authorized to establish procedures pursuant to which the Company’s payment of any Restricted Stock Unit may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of a Restricted Stock Unit may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis and with respect to the number of Shares covered by the Award, payments (“Dividend Equivalents”) in amounts equivalent to cash, stock or other property paid by the Company as dividends on the Company’s Common Stock prior to the vesting of the Restricted Stock Units.

     c. Delivery of Shares in Settlement of Restricted Stock Units. Restricted Stock Units (if not previously cancelled) will be automatically settled on or about the vesting date or dates set forth in the Award Agreement evidencing the Award. The Company may make delivery of Shares in settlement of Restricted Stock Units by either delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or by depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

     d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the

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event of the termination of a Participant’s Continuous Status as an Employee, the Participant’s Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled for no value and without issuance of any Shares.

     e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Units or any other conditions set forth in any Award Agreement.

10. Nontransferability of Awards.

     No Awards granted under the Plan, and no Shares subject to any such Awards, that have not been issued or as to which any applicable vesting restriction, performance or deferral period has not lapsed, may be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce. Options may be exercised during the life of the Optionee only by the Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Transferee”), which consent may be granted or withheld in the Committee’s sole discretion, provided that such Permitted Transferee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and, provided further, that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Transferee and the Company’s transfer agent in effectuating any transfer permitted under this Section 10.

11. Adjustment Upon Change in Corporate Structure.

     a. Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price per Share, as applicable, covered by outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee’s determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.

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     b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall (i) make provision for the assumption of outstanding Awards by the successor corporation, (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(h) of the Plan, (iii) accelerate the vesting of Restricted Stock Awards and Restricted Stock Units, or (iv) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Award as determined by the Committee.

     c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by an Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

12. Shareholder Approval.

     Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Any Option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained. Shareholder approval shall be obtained (i) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California or (ii) by written consent of the holders of the outstanding Shares having not less than the minimum number of votes that would be necessary to authorize the approval at a meeting of the shareholders duly held in accordance with the laws of the State of California.

13. Amendment and Termination of the Plan.

     a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of The Nasdaq Stock Market or any stock exchange on which Shares are listed or quoted, and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the Company’s shareholders, no such revision or

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amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 11 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Awards; (v) remove the administration of the Plan from the Board or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 16 hereunder.

     b. Effect of Amendment or Termination. Except as otherwise provided in Section 11 of the Plan, any amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding anything to the contrary herein, this Plan shall not adversely affect, unless mutually agreed in writing by the Company and a Participant, the terms and provisions of any Award granted prior to the date the Plan was approved by shareholders as provided in Section 12 of the Plan.

14. Indemnification.

     No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same.

15. General Provisions.

     a. Withholding or Deduction for Taxes. The grant of Awards hereunder and the issuance of Shares and all payments and distributions pursuant to this Plan are conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under Federal, state or local law as a result of the: (i) grant of any Award, (ii) exercise of any Option, (iii) sale of Shares issued upon exercise of Options, (iv) delivery of Shares, cash or other property, (v) lapse of restrictions in connection with any Award, or (vi) any other event occurring pursuant to the Plan. To the extent that compensation and other amounts, if any, payable to the Participant are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion,

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require the Participant, including without limitation, as a condition of the exercise of any Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period as may be necessary to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate) otherwise deliverable in connection with the Award.

     b. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

     c. No Enlargement of Rights. Neither the Plan, nor the granting of Awards, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.

          No Employee shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Award Agreement, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

     d. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to a Participant to whom an Award is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon any permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Participant holding Shares purchased upon exercise of an Option or otherwise issued pursuant to Awards hereunder to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

     e. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.

     f. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having

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jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

     g. Information to Participants. The Company shall provide without charge to each Participant copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.

     h. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     i. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     j. Form of Shares and Restricted Stock Awards; Stop Transfer Orders. Shares issued or delivered under the Plan, including Shares subject to any Restricted Stock Award, may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award, such certificate shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     k. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

16. Effective Date and Term of Plan.

     The Original Plan became effective upon shareholder approval as provided in Section 12 of the Plan, and this Plan shall become effective upon shareholder approval at the 2004 Annual Meeting of Shareholders of the Company in accordance with the shareholder approval provisions of Section 12. This Plan shall continue in effect for a term of ten years following the date of shareholder approval of the Original Plan unless sooner terminated under Section 13 of the Plan. This Plan shall not become effective if not approved by the shareholders of the Company at the

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Company’s 2004 Annual Meeting of Shareholders and, in such case, the Original Plan shall continue in full force and effect.

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CERTIFICATE OF SECRETARY

     The undersigned Secretary of Ixia, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s Amended and Restated 1997 Stock Option Plan.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

Date: , 2004
Ronald W. Buckly, Secretary

IXIA

AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION I. PURPOSE

     The purpose of this Ixia Amended and Restated Non-Employee Director Stock Option Plan (this “Plan”) is to provide an incentive which will motivate and reward “Non-Employee Directors” of the Company and promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s stock by such “Non-Employee Directors.” None of the options granted pursuant to this Plan will qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

SECTION II. CERTAIN DEFINITIONS

     A. “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

     B. “Annual Meeting of Shareholders” shall mean an Annual Meeting of Shareholders of the Company.

     C. “Board” or “Board of Directors” means the Board of Directors of the Company.

     D. “Common Stock” means the shares of the Common Stock, without par value, of the Company.

     E. “Committee” means the Committee appointed by the Board in accordance with Section IX.C. of the Plan, if one is appointed.

     F. “Company” means Ixia, a California corporation, or any successor thereto.

     G. “Effective Date” means May 13, 2004, provided that this Plan is approved by the shareholders of the Company at the 2004 Annual Meeting of Shareholders of the Company on such date. If this Plan is not so approved by the shareholders of the Company, then this Plan will not become effective, the Original Plan shall remain in full force and effect and the Company may continue to make grants pursuant to the terms of the Original Plan.

     H. “Fair Market Value,” as of a given date, means the fair market value of one share of Common Stock, determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, the fair market value per share shall be the closing sales price (or the closing bid price, if no sales were reported) on such exchange or system on the date of grant of the option (or, if the date of grant is not a trading day, on the last trading day preceding the date of grant), as such closing sales price (or closing bid price) is reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the last trading day preceding the date of grant on which there were such reported prices) as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (iii) If there is no public market for the Common Stock, the fair market value per share shall be determined by the Board in good faith.

     I. “Non-Employee Director” means a person who is a member of the Board of Directors but who is not an employee of the Company or any subsidiary of the Company.

     J. “Original Plan” means the Ixia Director Stock Option Plan as in effect prior to the amendment and restatement of such plan as evidenced by this Plan.

     K. “Participant” means a Non-Employee Director who is granted a stock option hereunder.

     L. “Plan” means this Ixia Amended and Restated Non-Employee Director Stock Option Plan.

SECTION III. EFFECTIVENESS OF PLAN

     This Plan shall become effective as of May 13, 2004, subject to the approval of the shareholders of the Company at the Annual Meeting of Shareholders scheduled to be held on May 13, 2004 (the “2004 Annual Meeting”). No options will be granted under this Plan prior to obtaining approval of the shareholders of the Company at the 2004 Annual Meeting. If this Plan is not so approved by the shareholders of the Company at the 2004 Annual Meeting, then (i) this Plan will not become effective for any purpose, and (ii) the Original Plan shall remain in full force and effect and the Company may continue to make grants pursuant to the terms and conditions of the Original Plan.

SECTION IV. STOCK

     The maximum aggregate number of shares of Common Stock which may be sold under this Plan is 400,000. If an option expires or is terminated or surrendered without having been fully exercised, the unpurchased shares of Common Stock subject to the option shall again be available for the purposes of this Plan.

SECTION V. ELIGIBILITY

     Stock options may be granted under the Plan only to Non-Employee Directors. All options shall be automatically granted in accordance with the terms set forth in Section VI hereof.

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SECTION VI. INITIAL GRANTS; ANNUAL GRANTS

     A. Initial Grants of Stock Options upon Election for the First Time as a Non-Employee Director. On and after the Effective Date, each Non-Employee Director who is elected or appointed for the first time to the Board, whether through election by the shareholders of the Company or through appointment by the Board, shall automatically be granted, effective as of the date of such election or appointment, an option to purchase that number of shares of Common Stock as is determined in accordance with this Section VI.A.; provided, however, that a director who is an employee of the Company and who ceases to be an employee but remains a director shall not be granted any such options upon such change in status. The number of shares subject to the options granted to a Non-Employee Director pursuant to this Section VI.A. shall be equal to the sum of 25,000 plus (1) 10,000, if the Non-Employee Director is elected or appointed for the first time on the date of an Annual Meeting of Shareholders of the Company, or (2) if the Non-Employee Director is elected or appointed for the first time on a date other than the date of an Annual Meeting of Shareholders, the product obtained by multiplying 10,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent Annual Meeting of Shareholders and the denominator of which is 12.

     B. Annual Grant of Options upon Re-Election as a Non-Employee Director. On and after the Effective Date, each Non-Employee Director shall automatically be granted an option to purchase 10,000 shares of Common Stock on the date of each Annual Meeting of Shareholders at which the Non-Employee Director is re-elected to the Board of Directors.

     C. Option Exercise Price. The exercise price of the Common Stock subject to all options granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the date of the grant of such Options.

     D. Term and Vesting of Options.

          (i) Each option granted on or after the Effective Date pursuant to Subsection A of this Section VI will vest and become exercisable in eight equal quarterly installments commencing on the last day of the calendar quarter in which the option is granted and continuing on the last day of each of the seven calendar quarters thereafter, as long as the optionee continues to serve as a Non-Employee Director on such vesting dates. An option may not be exercised for a fraction of a share.

          (ii) Each option granted on or after the Effective Date pursuant to Subsection B of this Section VI will vest and become exercisable in four equal quarterly installments commencing on the last day of the calendar quarter in which the option is granted and continuing on the last day of each of the three calendar quarters thereafter, as long as the optionee continues to serve as a Non-Employee Director on such vesting dates. An option may not be exercised for a fraction of a share.

          (iii) For options granted on or after the Effective Date pursuant to Subsections A or B of this Section VI, each vested installment of options will expire four years after vesting, subject to earlier termination pursuant to Section VII.B. of this Plan.

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     E. Non-Transferability of Options. Each option granted under the Plan shall by its terms be non-transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a transfer between spouses incident to a divorce. An option may be exercised, during the lifetime of the Participant, only by the Participant.

     F. Payment of Option Exercise Price. The exercise price is to be paid in full upon exercise of an option, either (i) in cash, (ii) by check, (iii) in shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate cash exercise price of the option being exercised, (iv) by consideration received by the Company under a cashless exercise program acceptable to the Company in connection with the Plan, or (v) by any combination of the payment methods specified in the foregoing clauses (i), (ii), (iii) and (iv); provided, however, that shares of Common Stock tendered in payment must be shares owned by the Non-Employee Director and registered in the Non-Employee Director’s name and may not include shares of Common Stock acquired by the Non-Employee Director through the exercise of an option granted less than six months prior to the date of exercise of the option being exercised.

     G. Option Agreements. Options shall be evidenced by written option agreements in the form of such agreement attached hereto as Attachment I.

     H. Pro Rata Allocation. In the event that the options to be granted under the Plan on a specific grant date would exceed the number of shares then available for grant hereunder, the shares available for grant shall be allocated on a pro rata basis among the Non-Employee Directors who are entitled to be granted options on such grant date.

     I. Procedure for Exercise. An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Subsection F of this Section VI. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares to be issued upon exercise of the option, notwithstanding the exercise of the option. A share certificate for the number of shares acquired upon exercise of an option shall be issued as soon as administratively practicable after such exercise; provided, however, that if the shares are covered by a registration statement under the 1933 Act or can otherwise be issued without a legend restricting their transfer, the Participant may direct that the shares be issued and delivered by electronic transfer to a securities account maintained in the Participant’s name. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section VII of the Plan.

          Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercised.

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SECTION VII. ADJUSTMENTS UPON
CHANGES IN CAPITALIZATION, DISSOLUTION,
LIQUIDATION, MERGER OR ASSET SALE

     A. Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, or which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the exercise price per share of each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination or reclassification or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock issued without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option or the number of shares subject to the Plan. Without limiting the generality of the foregoing, no adjustment shall be made to the number of shares subject to the automatic grant provisions of Section VI of the Plan as a result of any changes in capitalization as described in this Section VII.A.

     B. Dissolution, Liquidation, Merger or Asset Sale. In the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, all options outstanding under the Plan shall terminate immediately prior to such event, and each Participant shall at such time have the right to exercise his or her option or options granted hereunder as to all or any part of the shares subject thereto, including shares which have not vested at such time, until the date of termination of the options, provided, however, that no options may be exercised after their expiration.

     C. No Fractional Shares. No fractional shares of Common Stock shall be issuable on account of any action described in this Section VII, and the aggregate number of shares covered by an option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action.

SECTION VIII. AMENDMENT OR TERMINATION

     A. Amendment or Termination. Unless this Plan shall have been earlier terminated as hereinafter provided, this Plan shall terminate, and no stock option shall be granted hereunder, ten years from the date of adoption of the Original Plan by the Board. The Board of Directors may, at any time prior to the date that is ten years after the adoption of the Original Plan by the Board, (i) terminate this Plan or (ii) make such amendments to or modifications of the Plan as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be

5

effective unless approved by the shareholders of the Company if the amendment would (i) increase the number of shares reserved for issuance under the Plan other than an adjustment under Section VII of the Plan; or (ii) amend or modify the Plan in any other way if such amendment or modification requires approval by the shareholders of the Company in order to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable law, regulation or stock exchange or market system rule or requirement.

     B. Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect any options already granted under the Plan. Such options shall remain in full force and effect as if the Plan had not been so amended or terminated.

SECTION IX. WITHHOLDING

     The grant of options hereunder and the issuance of shares pursuant thereto is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law and from any compensation payable to a Non-Employee Director, any taxes the Company determines that it is required to withhold under federal, state or local law as a result of such grants or the issuance of shares pursuant thereto. To the extent that such compensation, if any, is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require a Non-Employee Director, as a condition to issuance of such shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make arrangements satisfactory to the Company to enable it to satisfy its withholding obligations under federal, state and local law.

SECTION X. MISCELLANEOUS

     A. Rights to Continued Service. Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any individual any right to continue as a Non-Employee Director.

     B. Investment Undertakings. Until and unless the issuance of shares of Common Stock pursuant to this Plan shall have been registered pursuant to the 1933 Act and applicable state securities laws, each Participant acquiring shares of Common Stock under this Plan may be required, as a condition precedent to such issuance, to execute and deliver to the Company a letter or certificate containing such investment representations, agreements restricting sale (including, without limitation, provision for stop transfer orders and restrictive legend on stock certificates) and confirmation of other relevant facts to support any exemption from the registration requirements under the 1933 Act and such state securities laws on which the Company intends to rely, all as shall be deemed reasonably necessary by counsel for the Company and in such form as such counsel shall determine.

     C. Administration of the Plan. The Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Board or its Committee shall have the authority to make all determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Board or its Committee shall have no discretion to determine the selection of persons to whom options will be granted, the frequency of option grants or the number of shares subject to option grants (except in accordance with Section VI.I. hereof), the exercise prices of options, or any other material terms of the options.

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All decisions and determinations of the Board or its Committee with respect to the Plan shall be final and binding.

     D. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of shares as shall be sufficient to satisfy the requirements of this Plan.

SECTION XI. EFFECTIVENESS OF THE ORIGINAL PLAN

     Effectiveness of the Original Plan shall be subject to approval by the shareholders of the Company within 12 months after the date on which the Original Plan was adopted by the Board of Directors. Such approval shall be given at a regular meeting of the shareholders of the Company or at a special meeting of the shareholders duly called and held for such purpose, or by written consent of the shareholders in accordance with applicable law. Grants of options made prior to shareholder approval of the Original Plan shall be subject to the obtaining of such approval and, if such approval is not obtained as aforesaid, such grants shall not be effective for any purpose.

* * *

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CERTIFICATE OF SECRETARY

     The undersigned Secretary of Ixia, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s Amended and Restated Non-Employee Director Stock Option Plan as adopted by the Board of Directors of the Company on March 25, 2004 and as approved by the shareholders of the Company on            , 2004.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary as of the date set forth below.

Date:
Ronald W. Buckly, Secretary

Attachment I

IXIA

AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

STOCK OPTION AGREEMENT

     Ixia, a California corporation (the “Company”), hereby grants to                           (the “Optionee”) an option (the “Option”) to purchase a total of                    (      ) shares of Common Stock (the “Shares”) of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company’s Amended and Restated Non-Employee Director Stock Option Plan (the “Plan”), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Date of Grant; Term of Option. This Option is granted as of             . The Optionee may exercise this Option, in whole or in part, to acquire Shares as to which this Option has vested at any time during the period beginning on and including the applicable vesting date and ending on and including the four-year anniversary of such vesting date.

     3. Option Exercise Price. The Option exercise price is $             per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option is granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) Right to Exercise. This Option shall vest and become exercisable, cumulatively, in              (      ) equal quarterly installments of              (      ) Shares commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the              (      ) calendar quarters thereafter as long as the Optionee remains a Non-Employee Director.

          (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate exercise price of the Shares being purchased, or any combination of such consideration and methods of payment. The exercise price may also be paid by consideration received by the Company under any cashless exercise program acceptable to the Company in connection with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement, and/or as required under applicable law.

          (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution or pursuant to a transfer between spouses incident to a divorce. This Option may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. Continuation as a Director. This Option shall not confer upon the Optionee any right to continue or be nominated as a director of the Company or any of its subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.

     7. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

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     8. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company’s Amended and Restated Non-Employee Director Stock Option Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of this Option or any rights hereunder.

Date:	Ixia, a California corporation

By:

Title:

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     The Optionee acknowledges receipt of a copy of the Ixia Amended and Restated Non-Employee Director Stock Option Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its committee upon any questions arising under the Plan.

Date:
Signature of Optionee

Address

City State Zip Code

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IXIA

2004 Annual Meeting of Shareholders

     The undersigned shareholder of Ixia, a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 5, 2004, and Annual Report to Shareholders for the year ended December 31, 2003, and hereby appoints Errol Ginsberg and Thomas B. Miller, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 13, 2004, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE

DO NOT FOLD, STAPLE OR MUTILATE

     1. Election of Directors:

[  ] FOR ALL nominees listed below (except as marked to the contrary below).

[  ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

[  ] EXCEPTIONS

Names of Nominees: Jean-Claude Asscher, Massoud Entekhabi, Errol Ginsberg, Jon F. Rager

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write the nominee’s name in the space below.)

     EXCEPTIONS:

     2. Approval of Amendments to 1997 Stock Option Plan to Increase Number of Shares Issuable Thereunder and to Authorize Grant of Restricted Stock and Restricted Stock Units: To approve amendments to the Company’s 1997 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder by 5,000,000 shares and to authorize the grant thereunder of restricted stock and restricted stock units in addition to incentive and nonstatutory stock options.

[  ] FOR     [  ] AGAINST      [  ] ABSTAIN

     3. Approval of Amendments to Director Stock Option Plan: To approve amendments to the Company’s Director Stock Option Plan to (a) increase the number of shares of Common Stock issuable thereunder by 200,000 shares, (b) increase the number of shares subject to and the vesting period of future options granted to non-employee directors upon their initial election or appointment to the Board of Directors, (c) increase the number of shares subject to future options granted to non-employee directors upon their re-election to the Board, (d) shorten the terms of future options granted under such Plan and

(e) allow future options granted under such Plan, to the extent vested, to be exercised until the end of their original terms after a director ceases to be a non-employee director of the Company.

[  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     4. Appointment of Independent Accountants: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2004, as described in the Proxy Statement.

[  ] FOR      [  ] AGAINST      [  ] ABSTAIN

     5. Other Business: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: , 2004

(Signature)

(Signature)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

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